                                 PROPERTY LEASE

                         SCHULER INCORPORATED, LANDLORD

                         QUALITY PRODUCTS, INC., TENANT

                                TABLE OF CONTENTS

1. Basic Definitions.......................................................................................................7
       1.1     Premises....................................................................................................7
       1.2     Term........................................................................................................7
       1.3     Base Rent...................................................................................................7
       1.4     Agreed Use..................................................................................................8
       1.5     Exhibits....................................................................................................8

2. Grant of Lease..........................................................................................................8
       2.1     Letting.....................................................................................................8
       2.2     Condition...................................................................................................8
       2.3     Environmental Assessments..................................................................................10
       2.4     TENANT'S Engineering Inspection............................................................................11

3. Term        ...........................................................................................................12
       3.1     Term.......................................................................................................12
       3.2     Delay In Possession........................................................................................12
       3.3     TENANT Compliance..........................................................................................12
       3.4     Term Extension or Renewal..................................................................................12

4. Rent        ...........................................................................................................12
       4.1     Rent Defined...............................................................................................12
       4.2     Payment....................................................................................................12

5. (blank)     ...........................................................................................................13

6. Use         ...........................................................................................................13
       6.1     Use........................................................................................................13
       6.2     Certain Capital Expenditures...............................................................................14
       6.3     Environmental Matters......................................................................................14
               6.3.1 Definitions..........................................................................................14
                      6.3.1.1  Hazardous Material.........................................................................14
                      6.3.1.2  Environmental Requirements.................................................................15
                      6.3.1.3  Environmental Damages......................................................................15
               6.3.2 TENANT'S Obligation to Indemnify, Defend and Hold Harmless...........................................16
               6.3.3 TENANT'S Obligation to Remediate.....................................................................17
               6.3.4 Notification.........................................................................................18
               6.3.5 Negative Covenants...................................................................................18
                      6.3.5.1  No Hazardous Material on Premises..........................................................18
                      6.3.5.2  No Violations of Environmental Requirements................................................18
                      6.3.5.3  No Environmental or Other Liens............................................................19
               6.3.6 LANDLORD'S Right to Inspect and to Audit TENANT'S Records............................................19

               6.3.7 LANDLORD'S Right to Remediate........................................................................19
               6.3.8 LANDLORD'S Obligation to Remediate...................................................................19
               6.3.9 LANDLORD'S Obligation to Indemnify, Defend and Hold Harmless Concerning Environmental Matters........20
               6.3.10  Survival of Environmental Obligations..............................................................20
       6.4     TENANT'S Compliance with Applicable Requirements...........................................................20
       6.5     Inspection; Compliance.....................................................................................21

7. Maintenance; Repairs, Utility Installations; Trade Fixtures and Alterations............................................21
       7.1     TENANT'S Obligations.......................................................................................21
               (a) In General.............................................................................................21
               (b) Service Contracts......................................................................................22
               (c) Failure to Perform.....................................................................................22
       7.2     LANDLORD'S Obligations.....................................................................................22
       7.3     Utility Installations; Trade Fixtures; Alterations.........................................................22
               (a) Definitions............................................................................................22
               (b) Consent................................................................................................23
               (c) Liens; Bonds...........................................................................................23
       7.4     Ownership; Removal; Surrender; and Restoration.............................................................24
               (a) Ownership..............................................................................................24
               (b) Removal................................................................................................24
               (c) Surrender; Restoration.................................................................................24

8. Insurance; Indemnity...................................................................................................25
       8.1     Payment For Insurance......................................................................................25
       8.2     Liability Insurance........................................................................................25
               (a) Carried By TENANT......................................................................................25
               (b) Carried By LANDLORD....................................................................................26
       8.3     Property Insurance-Building, Improvements and Rental Value.................................................26
               (a) Building and Improvements..............................................................................26
               (b) Rental Value...........................................................................................26
       8.4     TENANT'S Property; Business Interruption Insurance; Other Coverage.........................................27
               (a) Property Damage........................................................................................27
               (b) Business Interruption..................................................................................27
               (c) Worker's Compensation Coverage.........................................................................27
               (d) Additional Coverage....................................................................................27
               (e) No Representation of Adequate Coverage.................................................................27
       8.5     Insurance Policies.........................................................................................27
       8.6     Waiver of Subrogation......................................................................................28
       8.7     Indemnity..................................................................................................28
       8.8     Exemption of LANDLORD from Liability.......................................................................29

9. Damage or Destruction..................................................................................................29
       9.1     Definitions................................................................................................29
               (a) Premises Partial Damage................................................................................29

               (b) Premises Total Destruction.............................................................................29
               (c) Insured Loss...........................................................................................29
               (d) Replacement Cost.......................................................................................30
               (e) Hazardous Material Condition...........................................................................30
       9.2     Partial Damage-Insured Loss................................................................................30
       9.3     Partial Damage-Uninsured Loss..............................................................................30
       9.4     Total Destruction..........................................................................................31
       9.5     Damage Near End of Term....................................................................................31
       9.6     Abatement of Rent; TENANT'S Remedies.......................................................................31
               (a) Abatement..............................................................................................31
               (b) Remedies...............................................................................................32
       9.7     Termination; Advance Payments..............................................................................32
       9.8     Waive Statutes.............................................................................................32
       9.9     Termination of Lease by Mortgage Holder's Election.........................................................32

10.    Property Taxes.....................................................................................................32
       10.1    Definition.................................................................................................32
       10.2    Payment of Taxes...........................................................................................33
       10.3    Joint Assessment...........................................................................................34
       10.4    Personal Property Taxes Regarding TENANT'S Property........................................................34
       10.5    Taxes on LANDLORD'S Personal Property......................................................................34
       10.6    Survival of Property Tax Provisions........................................................................34

11. Utilities and Services................................................................................................34

12. Assignment and Subletting.............................................................................................35
12.1   LANDLORD'S Consent Required........................................................................................35
       12.2    Terms and Conditions Applicable to Assignment and Subletting...............................................35
       12.3    Additional Terms and Conditions Applicable to Subletting...................................................36

13. Default; Remedies.....................................................................................................37
       13.1    Default....................................................................................................37
       13.2    Remedies...................................................................................................38
       13.3    Late Charges...............................................................................................39
       13.4    Interest...................................................................................................40
       13.5    Breach by LANDLORD.........................................................................................40
               (a) Notice of Breach.......................................................................................40
               (b) Performance by TENANT on Behalf of LANDLORD............................................................40

14. Condemnation..........................................................................................................40

15. Representations and Indemnities of Broker Relationships...............................................................41

16. Estoppel Certificate..................................................................................................41

17.  Definition of LANDLORD...............................................................................................42

18.  Severability.........................................................................................................42

19.  Days      ...........................................................................................................42

20.  Limitation on Liability..............................................................................................42

21.  Time of Essence......................................................................................................42

22.  No Prior or Other Agreements.........................................................................................42

23.  Notices   ...........................................................................................................42
       23.1    Notice Requirements........................................................................................42
       23.2    Date of Notice.............................................................................................43

24.  Waivers   ...........................................................................................................43

25.  Survival of Obligations..............................................................................................43

26.  No Right To Holdover.................................................................................................43

27.  Cumulative Remedies..................................................................................................44

28.  Covenants and Conditions; Construction of Agreement..................................................................44

29.  Binding Effect; Choice of Law........................................................................................44

30.  Subordination; Attornment; Non-Disturbance...........................................................................44
       30.1    Subordination..............................................................................................44
       30.2    Attornment.................................................................................................44
       30.3    Non-Disturbance............................................................................................45
       30.4    Self-Executing.............................................................................................45

31.  Attorneys Fees.......................................................................................................45

32.  LANDLORD'S Access; Showing Premises; Repairs.........................................................................45

33.  Auctions  ...........................................................................................................46

34.  Signs     ...........................................................................................................46

35.  Termination; Merger..................................................................................................46

36.  Consents  ...........................................................................................................46

37. (blank)    ...........................................................................................................46

38. Quiet Possession......................................................................................................47

39. (blank)    ...........................................................................................................47

40. (blank)    ...........................................................................................................47

41. Security Measures.....................................................................................................47

42. Reservations..........................................................................................................47

43. Performance Under Protest.............................................................................................47

44. Authority; Multiple Parties; Execution................................................................................47

45. Conflict   ...........................................................................................................48

46. Not An Offer..........................................................................................................48

47. Amendments............................................................................................................48

48. Waiver of Jury Trial..................................................................................................48

49. (blank)    ...........................................................................................................48

50. Americans with Disabilities Act.......................................................................................48

51. TENANT'S Right to Purchase............................................................................................48
       51.1    LANDLORD Must Offer Premises to TENANT.....................................................................48
       51.2    No Right if Default, Assignment, or Sublet.................................................................49
       51.3    TENANT'S Obligation if Right Exercised.....................................................................49
       51.4    Certain Transfers Excluded.................................................................................49
       51.5    TENANT Reject Rights.......................................................................................49
       51.6    TENANT Gets Additional Right of First Offer................................................................50
       51.7    Right Terminates After Sale to Third Party.................................................................50
       51.8    Definitions................................................................................................50
       51.9    Termination of Lease.......................................................................................50
       51.10   Termination of Evidence....................................................................................50

52. Net Lease.............................................................................................................50

53. Recording.............................................................................................................50
54. TENANT'S Option to Purchase Certain Personal Property.................................................................51

55. Security Interest.....................................................................................................51
       55.1    Option Personal Property Security Interest.................................................................51
       55.2    Other Personal Property Security Interest..................................................................52

56. Power of Attorney.....................................................................................................52

                                 PROPERTY LEASE
                       (WITH RIGHT OF REFUSAL TO PURCHASE)

        THIS PROPERTY LEASE ("Lease") is entered into this 24th day of May, 2002, by Schuler Incorporated, an Ohio corporation ("LANDLORD") and Quality Products, Inc., a Delaware corporation ("TENANT"). (LANDLORD and TENANT are sometimes referred to herein collectively as the "Parties," or individually as a "Party".)

        In consideration of the covenants, terms, conditions, agreements, and payments as hereinafter set forth, the parties hereto agree as follows:

1.      BASIC DEFINITIONS.

        The following terms used in this Lease have the indicated meanings:

        1.1 PREMISES. That certain real property, including the land and the building and other improvements, and any fixtures, equipment and facilities located therein or thereon as of the Commencement Date which are utilized or necessary in connection with the operation of the building located on said land including, for example, heating, ventilating and air conditioning systems ("HVAC"), plumbing, electrical, lighting facilities, boilers, pressure vessels, and fire protection systems, said premises being commonly known as 2222 South Third Street, Columbus, Ohio 43207, and being located in the County of Franklin and State of Ohio, and further described in Exhibit 1.1(A) attached hereto and incorporated herein, plus certain additional property specifically identified in
Exhibit 1.1(B) ("Personal Property"). The Parties acknowledge and agree that the Premises will not include the equipment and machinery that is being leased by LANDLORD to TENANT pursuant to that certain separate Lease Agreement between LANDLORD and TENANT and dated of even date herewith and also will not include certain property that is specifically marked or designated by LANDLORD as being excluded.

        1.2 TERM. The period of five (5) years commencing August 1, 2002 ("Commencement Date") and ending July 31, 2007 ("Expiration Date") unless postponed, accelerated or extended as hereinafter provided (sometimes referred to herein as "Term" or "term"). (See also Paragraph 3)

        1.3 BASE RENT. The Base Rent for the full initial five (5) year Term of this Lease shall be $800,000.00 which shall be payable in monthly installments of $13,333.33 each, without demand, in advance, and due on the 1st day of each month during the term hereof, commencing August 1, 2002, except that the monthly installment of Base Rent due July 1, 2007 shall be $13,333.53. (See also Paragraph 4)

        The Parties hereby agree that the portion of the Base Rent that is allocable to that portion of the Personal Property, the leasing of which under this Lease is taxable for sales tax purposes, is $6,000.00 for the initial five (5) year Term of this Lease, or $100.00 per month. (TENANT shall provide to LANDLORD not later than when this Lease is executed by the Parties and at such other times as LANDLORD may require, a duly completed sales tax unit exemption certificate(s) for any Personal Property, the rental of which pursuant to this Lease qualifies for exemption from sales tax.)

        1.4 AGREED USE: Manufacturing purposes, distribution and related office uses. (See also Paragraph 6)

        1.5 EXHIBITS. The attachments referred to in this Lease, all of which constitute a part of this Lease, which include the following:

                (a) Exhibit 1.1(A)-Premises Legal Description
                (b) Exhibit l.1(B)-List of Personal Property
                (c) Exhibit 53-Memorandum of Lease
                (d) Exhibit 54-Option Personal Property

2.      GRANT OF LEASE

        2.1 LETTING. LANDLORD hereby leases to TENANT, and TENANT hereby leases from LANDLORD, the Premises for the Term, at the rental, and upon all the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating Rent (hereinafter defined), is an approximation which the Parties agree is reasonable and any payments based thereon are not subject to revision whether or not the actual size is more or less.

        2.2 CONDITION. Subject to the terms of Section 2.3 and 2.4 below, TENANT acknowledges and agrees that: (a) it has been advised by LANDLORD to satisfy itself with respect to the condition of the Premises (including but not limited to the structure, roof, electrical, HVAC and fire sprinkler systems, security, and environmental aspects) and compliance by the Premises with the building codes, applicable law (including, for example, the Americans with Disabilities Act), covenants, conditions, easements, restrictions and other matters of record, regulations, and ordinances (collectively, "Applicable Requirements") and their suitability for TENANT'S intended use, (b) TENANT has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, except as otherwise provided in this Lease, and (c) neither LANDLORD nor LANDLORD'S agents have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. TENANT acknowledges and agrees that except to the extent specifically provided otherwise in this Lease, TENANT accepts the Premises, including but not limited to the land, buildings, improvements, fixtures and any other property that comprises the Premises, in their condition, "AS IS," WITH ALL FAULTS as of the Commencement Date or the date possession of the Premises is actually delivered to TENANT, whichever date is later.

IN ADDITION, EXCEPT AS SET FORTH BELOW IN THIS PARAGRAPH 2.2, LANDLORD MAKES NO WARRANTY OR REPRESENTATION (EITHER EXPRESS OR IMPLIED) TO TENANT AS TO THE FITNESS FOR A PARTICULAR PURPOSE, QUALITY, DESIGN, CONDITION, CAPACITY, SAFETY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE OF THE PERSONAL PROPERTY (INCLUDING ITS CONFORMITY WITH APPLICABLE LAW AND REGULATIONS), TITLE TO THE PERSONAL PROPERTY, OR ANY OTHER MATTER WHATSOEVER. TENANT AGREES THAT THE PERSONAL PROPERTY IS LEASED "AS IS" AND "WHERE IS" AND THAT ALL RISKS REGARDING THE PERSONAL PROPERTY ARE TO BE BORNE SOLELY BY TENANT INCLUDING, WITHOUT LIMITATION, ANY LOSSES OR DAMAGES DUE TO ACTS OF GOD, STRIKES, GOVERNMENTAL ACTION OR OBSOLESCENCE. LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PARTY FOR ANY CLAIM OR MATTER PERTAINING TO THE PERSONAL PROPERTY WHATSOEVER INCLUDING, WITHOUT LIMITATION, ANY LOSS OR DAMAGE (DIRECT, INDIRECT OR CONSEQUENTIAL) FROM BUSINESS INTERRUPTION, LOSS OF PROFITS, NONDELIVERY OR LATE DELIVERY OF THE PERSONAL PROPERTY, IMPROPER INSTALLATION OR DESIGN OF THE PERSONAL PROPERTY, FAILURE OR IMPROPER OPERATION OF THE PERSONAL PROPERTY, BREACH OF ANY WARRANTY OR REPRESENTATION MADE BY THE MANUFACTURER OF THE PERSONAL PROPERTY, OR ANY INJURY TO PERSONS OR PROPERTY. LANDLORD IS NOT A MANUFACTURER OR SUPPLIER OF, NOR DOES LANDLORD ENDORSE, ANY ITEM OF THE PROPERTY INCLUDED IN THE PREMISES, AND LANDLORD IS NOT BOUND BY ANY PROMISES MADE BY ANY MANUFACTURER, SUPPLIER, OR DISTRIBUTOR OF THE PROPERTY INCLUDED IN THE PREMISES. LANDLORD IS NOT OBLIGED TO ENFORCE WARRANTIES AND LICENSES MADE BY THE MANUFACTURER OF THE PROPERTY INCLUDED IN THE PREMISES.

        To the extent assignable by LANDLORD, all warranties and licenses made by the manufacturer of the Personal Property are hereby assigned to TENANT for the lease term. At TENANT'S sole expense and in TENANT'S own name only, LANDLORD hereby authorizes TENANT to enforce any such warranties or licenses made with respect to the Personal Property upon written notice to LANDLORD; and LANDLORD is under no obligation to enforce any warranties or license regarding the Personal Property. Notwithstanding the foregoing, TENANT shall not commence any legal proceedings to enforce any warranty or license except upon the prior written consent of LANDLORD (which consent shall not be unreasonably withheld). LANDLORD makes no representations or warranties as to the existence, sufficiency or enforceability of any warranties or licenses regarding the Personal Property; and TENANT'S sole remedy for any defect in or nonconformity of the Personal Property is against the manufacturer thereof.

        LANDLORD represents and warrants to TENANT that, as of the date of this Lease, the Premises are zoned "M-manufacturing", as such term is defined in the City of Columbus Zoning Code.

        2.3     ENVIRONMENTAL ASSESSMENTS.

                (a) LANDLORD, at LANDLORD'S expense, will cause to be conducted before the Commencement Date an environmental site assessment of the Premises ("Initial Baseline Assessment") by a qualified environmental engineering consulting firm to test for the presence of such Hazardous Materials (as defined in Paragraph 6.3.1.1 hereof) as LANDLORD may select in the soil or groundwater on and under the Premises. A copy of the report setting forth the results of the Initial Baseline Assessment will be provided to TENANT before the Commencement Date, and shall name TENANT as a beneficiary thereof. If the Initial Baseline Assessment reveals the presence of Hazardous Materials, LANDLORD may conduct such additional testing, studies, and investigations ("Additional Baseline Assessments") as LANDLORD reasonably deems necessary, and will provide a copy of the report setting forth the results of the Additional Baseline Assessments to TENANT before the Commencement Date. If the Initial Baseline Assessment or the Additional Baseline Assessments are unacceptable to TENANT or LANDLORD, either party may give written notice of termination of this Lease to the other party before the Commencement Date. If neither party terminates this Lease under this paragraph, then this Lease shall continue in force and effect. (The Initial Baseline Assessment and Additional Baseline Assessments are sometimes collectively referred to herein as the "Baseline Assessments.")

                (b) At such time as LANDLORD directs, but not earlier than 6 months prior to the end of the Term of this Lease and not later than 30 days after the end of the Term of this Lease, TENANT, at its expense, will cause to be conducted a final environmental site assessment of the Premises ("Initial Final Assessment") to determine the environmental condition of the Premises. Said assessment shall include such investigations as are acceptable to LANDLORD in the exercise of its commercially reasonable discretion, and shall be conducted by an environmental consulting firm reasonably acceptable to LANDLORD. TENANT shall give LANDLORD ten (10) days written notice before performing any such tests so that LANDLORD may have the opportunity to be present and to split test samples.

        If the Initial Final Assessment reveals the presence of additional Hazardous Materials or Hazardous Materials in concentrations greater than were found in the Baseline Assessments, TENANT, at TENANT'S expense, will conduct such additional testing, studies, and investigations ("Additional Final Assessments") as LANDLORD reasonably deems necessary, and will provide a copy of the report setting forth the results of the Additional Final Assessments to LANDLORD. If the Initial Final Assessment or Additional Final Assessments disclose any Hazardous Material that was not disclosed by the Baseline Assessments or if they disclose higher concentrations of Hazardous Materials than were found in the Baseline Assessments, then TENANT shall remediate the Premises in accordance with Paragraph 6.3 hereof. (The Initial Final Assessment and Additional Final Assessments are sometimes collectively referred to herein as the "Final Assessments".) Any tests by or for TENANT shall be conducted in a manner so as not to permanently or materially damage the Premises or interfere with LANDLORD'S use of or operations on the Premises. If any damage is caused to the Premises, TENANT shall immediately repair and restore the Premises to their former condition. TENANT shall be responsible to LANDLORD for and, in addition to and not in limitation of any other indemnification and other obligations of TENANT under this Lease, shall indemnify, defend, and hold harmless LANDLORD its successors and assigns, from and against any and all losses, claims, damages, liabilities and causes of action for personal injury or property damage or loss to persons or property (including reasonable attorneys fees) arising from such entry, use, or occupancy of the Premises. This indemnity shall survive any termination of this Lease. TENANT shall furnish LANDLORD with a copy of each report setting forth the results of any test performed by or for TENANT within ten (10) days after receipt. TENANT shall not submit a copy of any such report to any governmental agency unless specifically required by applicable law; and if so required, TENANT shall simultaneously provide to LANDLORD a copy of any information submitted to such agency.

                (c) Unless LANDLORD specifically and expressly otherwise agrees in writing, TENANT agrees that all information regarding the Premises made available to it by LANDLORD or LANDLORD'S agents or representatives or discovered by TENANT in the course of the performance of the inspections and/or any environmental site assessment referred to in this Lease is confidential and shall not be disclosed to any other person without LANDLORD'S prior written consent absent court subpoena to the contrary. The provisions of this Paragraph
2.3 shall survive any termination of the Term of this Lease.

        2.4 TENANT'S ENGINEERING INSPECTION. Within thirty (30) days after the date of this Lease, TENANT, at its own expense and after giving reasonable notice to LANDLORD, shall have the right to cause an engineering inspection of the Premises to be conducted by a qualified engineer(s) licensed in Ohio (the "Engineer"), TENANT shall cause the Engineer to promptly submit a detailed written report to LANDLORD which shall detail any reasonable repairs which TENANT believes should be made to the Premises for them to be considered in condition reasonably satisfactory to TENANT for its Agreed Use of the Premises. LANDLORD shall have the right, but not the obligation, to repair such defects. If LANDLORD elects not to perform such repairs, or fails to substantially complete such repairs to TENANT'S reasonable satisfaction prior to the Commencement Date, TENANT shall, by the Commencement Date, as its sole remedy, either elect to (a) terminate this Lease, or (b) accept the Premises in their existing condition, without any reduction in the Rent, and the Lease shall continue in force and effect. Such access shall be for the limited purpose of conducting such inspection and shall be otherwise governed by the terms, conditions, and requirements of this Lease (including, but not limited to, the indemnity and insurance requirements of TENANT hereunder), excepting the obligation to pay Rent until the occurrence of the Commencement Date.

        Prior to TENANT obtaining any access to the Premises for purposes of its inspection under this Paragraph 2.4, TENANT shall have delivered to LANDLORD certificates of insurance in form and content reasonably acceptable to LANDLORD or certified copies of policies of such insurance, all in accordance with Paragraph 8.5 hereof, confirming that TENANT has in force the insurance required by Paragraph 8.2(a) of this Lease. TENANT'S or its agents' entry into the Premises prior to the Commencement Date shall be at TENANT'S risk.

        TENANT shall use all reasonable efforts to avoid damage to any property. After all such tests and inspections, TENANT shall promptly restore the Premises to their condition on the date of this Lease including, but not limited to, filling all bored holes, and TENANT'S agreement to restore the Property shall survive any termination of this Lease.

3.      TERM.

        3.1 TERM. The Commencement Date, Expiration Date and Term of this Lease are as specified in Paragraph 1.2.

        3.2 DELAY IN POSSESSION. LANDLORD agrees to use commercially reasonable efforts to deliver possession of the Premises to TENANT by the Commencement Date. If, despite said efforts, LANDLORD is unable to deliver possession by such date, LANDLORD shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. TENANT shall not, however, be obligated to pay Rent or perform its other obligations until LANDLORD delivers possession of the Premises. If possession is not delivered within 60 days after the Commencement Date, TENANT may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder, except as otherwise provided herein. If such written notice is not received by LANDLORD within said 10 day period, TENANT'S right to cancel shall terminate. If possession of the Premises is not delivered within 120 days after the Commencement Date, this Lease shall terminate unless other agreements are reached between LANDLORD and TENANT, in writing.

        3.3 TENANT COMPLIANCE. LANDLORD shall not be required to deliver possession of the Premises to TENANT until TENANT complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, TENANT shall be required to perform all of its obligations under this Lease from and after the Commencement Date, including the payment of Rent.

        3.4 TERM EXTENSION OR RENEWAL. Provided TENANT is not in Default (hereinafter defined) under this Lease, TENANT shall have the right to request, but not require, the extension or renewal of the Term of this Lease for a period of five (5) additional years, commencing immediately upon expiration of the initial Term of this Lease. If TENANT desires to request such extension or renewal, TENANT shall so notify LANDLORD not later than six (6) months prior to the end of the initial Term.

4.      RENT.

        4.1. RENT DEFINED. All monetary obligations of TENANT to LANDLORD under the terms of this Lease are deemed to be rent ("Rent").

        4.2 PAYMENT. TENANT shall cause payment of Rent to be received by LANDLORD in lawful money of the United States on or before the day on which it is due, without offset or deduction (except as specifically permitted in this Lease). TENANT shall pay the Rent to LANDLORD by direct deposit to such account of LANDLORD as LANDLORD may identify in writing from time to time, or by such other method or to such other location as LANDLORD may from time to time designate in writing. Rent for any period during the Term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Acceptance of a payment which is less than the amount then due shall not be a waiver of LANDLORD'S rights to the balance of such Rent, regardless of LANDLORD'S endorsement of any check so stating. If any check, draft, or other instrument of payment given by TENANT to LANDLORD is dishonored for any reason, TENANT agrees to pay to LANDLORD the sum of $25 in addition to any Late Charge (hereinafter defined) and LANDLORD, at its option, may require all future payments to be made by TENANT to be by cashier's check. Payments will be applied first to accrued late charges and attorney's fees, second to accrued interest, then to Base Rent and any remaining amount to any other outstanding charges or costs.

5.      [Intentionally Left Blank]

6.      USE.

        6.1 USE. TENANT shall use and occupy the Premises only for the Agreed Use, and for no other purpose. TENANT shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. LANDLORD shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, and/or is not significantly burdensome to the Premises. If LANDLORD elects to withhold consent, LANDLORD shall within 7 days after such request give written notification of same, which notice shall include an explanation of LANDLORD'S objections to the change in the Agreed Use.

                6.1.1 TENANT also agrees as set forth in this Paragraph 6.1.1 regarding the Personal Property and Premises. TENANT shall use the Personal Property within its recommended capacities and only for the purpose(s) for which it was designed. TENANT shall comply with all laws, regulations and ordinances relating to the possession and use of the Personal Property including, without limitation, job safety, health, fire and environmental laws applicable to the Personal Property ("Safety Laws"). At TENANT'S expense, TENANT shall maintain the Personal Property in good repair and working order, and shall promptly provide all parts, upgrades, modifications, environments and software required or recommended now and hereafter ("Required Modifications") by the manufacturer and supplier of the Personal Property ("Manufacturer") at TENANT'S own expense. LANDLORD shall have no obligation to deliver, install, test, adjust, maintain or service the Personal Property or provide substitute or replacement Personal Property; and TENANT shall arrange for and bear the full cost of all such matters. As used herein, "Manufacturer Requirements" shall include all servicing, modifications and improvements recommended in any manuals, service bulletins and other publications from the Manufacturer now or hereafter as revised or supplemented. During the term hereof, a complete and accurate record of all maintenance, servicing, Required Modifications and Permitted Modifications (as defined below) to the Personal Property will be maintained by TENANT (the "Service Records"), and the originals of such Service Records shall be LANDLORD'S property.

Upon request during the term hereof, TENANT shall allow LANDLORD to examine and copy the Service Records. TENANT shall not move, or permit to be moved, from the Premises, at time, any of the Personal Property or any other property comprising the Premises.

        Without the prior written consent of LANDLORD and except for Required Modifications, TENANT shall not make any other modifications, additions or improvements to the Personal Property unless such modifications do not: (i) impair the originally intended function, capabilities, specifications and performance of any unit of Personal Property; (ii) impair any maintenance agreement(s), warranties or licenses with respect to any unit of Personal Property; (iii) violate any Manufacturer Requirements; (iv) adversely affect the Personal Property's resale value; or (v) cause any damage to any unit of Personal Property upon removal; in each case, as determined by LANDLORD ("Permitted Modifications"). TENANT also grants LANDLORD a right of first refusal as to the lease of any Permitted Modifications. TENANT shall remove all Permitted Modifications upon return of the Personal Property without damage to the Personal Property and so as to cause the Personal Property to comply with all Safety Laws and with all Manufacturer Requirements then in effect. All Permitted Modifications and any other accessories attached to the Personal Property not so removed upon return of the Personal Property shall be deemed the sole property of LANDLORD.

        6.2 CERTAIN CAPITAL EXPENDITURES. If the construction of any addition to or alteration of the Premises or the remediation of any Hazardous Material or the reinforcement or other physical modification of any of the Premises or other capital expenditures ("Capital Expenditure") are triggered by TENANT as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises, then TENANT shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) subject to the requirements of Paragraph 7 (Maintenance, Repairs, Utility Installations; Trade Fixtures and Alterations), complete such Capital Expenditure at its own expense. TENANT shall not, however, have any right to terminate this Lease.

6.3     ENVIRONMENTAL MATTERS.

        6.3.1   DEFINITIONS.

                6.3.1.1 HAZARDOUS MATERIAL. "Hazardous Material" means any substance:

                (a) the presence of which requires investigation, notice or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; or

                (b) which is or becomes defined as a "hazardous material," "hazardous waste," "hazardous substance," "regulated substance," "pollutant" or "contaminant" under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S)9601 et seq.), Toxic

                Substances Control Act (15 U.S.C. (S)260l et seq.), and/or the Resource Conservation and Recovery Act (42 U.S.C. (S)690l et seq.); or

                (c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, or of the State in which the Premises are located or any political subdivision thereof; or

                (d) the presence of which on the Premises causes or threatens to cause a nuisance upon the premises or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Premises; or

                (e) which contains gasoline, diesel fuel or other petroleum hydrocarbons other than motor vehicle fuel tanks; or

                (f) which contains polychlorinated biphenyls (PCBs) in concentrations above 50 ppm., friable asbestos or unencapsulated urea formaldehyde foam insulation; or

                (g) which contains or is radon gas.

                6.3.1.2 ENVIRONMENTAL REQUIREMENTS. "Environmental Requirements" means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, and similar items of all governmental agencies, departments, commissions, boards, bureaus, or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment, including, without limitation:

                (a) All requirements, including but not limited to those pertaining to reporting, licensing, permitting, investigation, and remediation of emissions, discharges, releases, or threatened releases of Hazardous Materials, chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes whether solid, liquid, or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials, or wastes, whether solid, liquid, or gaseous in nature; and

                (b) All requirements pertaining to the protection of the health and safety of employees or the public.

                6.3.1.3 ENVIRONMENTAL DAMAGES. "Environmental Damages" means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement or judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys' fees and disbursements and consultants' and witnesses' fees, any of which are incurred at any time as a result of the existence of Hazardous Material upon, about, beneath the Premises or migrating or threatening to migrate to or from the Premises, or the existence of a violation of Environmental Requirements pertaining to the Premises, including without limitation:

                (a) Damages for personal injury, or injury to property or natural resources occurring upon or off of the premises, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties including but not limited to claims brought by or on behalf of employees of TENANT;

                (b) Fees incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such Hazardous Materials or violation of Environmental Requirements including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision or court, or reasonably necessary to make full economic use of the Premises and any other property in a manner consistent with its current use or otherwise expended in connection with such conditions, and including without limitation any attorneys' fees, costs and expenses incurred in enforcing this agreement or collecting any sums due hereunder;

                (c) Liability to any third person or governmental agency to indemnify such person or agency for costs expended in connection with the items referenced herein; and

                (d) Diminution in the value of the Premises and adjoining property, and damages for the loss of business and restriction on the use of or adverse impact on the marketing of rentable or usable space or of any amenity of the Premises and adjoining property.

        6.3.2 TENANT'S OBLIGATION TO INDEMNIFY, DEFEND AND HOLD HARMLESS. TENANT, its successors, and assigns, agree to indemnify, defend, reimburse and hold harmless the following persons from and against any and all Environmental Damages arising from activities of TENANT or its employees, agents, contractors, subcontractors, or guests, licensees, or invitees; or which occurred during the Term hereof (and were not caused by LANDLORD, its agents, employees, contractors, subcontractors, guests, licensees, invitees or an Act of God) which
(1) result in the presence of Hazardous Materials upon, about or beneath the Premises or migrating to or from the Premises, or (2) result in the violation of any Environmental Requirements pertaining to the Premises and the activities thereon:

                6.3.2.1 LANDLORD;

                6.3.2.2 Any other person who acquires an interest in the Premises in any manner, including but not limited to purchase at a foreclosure sale or otherwise; and

                6.3.2.3 The directors, officers, shareholders, employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, mortgagees, trustees, heirs, devisees, successors, assigns, guests and invitees of such persons. This obligation shall include, but not be limited to, the burden and expense of the indemnified parties in defending all claims, suits and administrative proceedings, including attorneys' fees and expert witness and consulting fees, even if such claims, suits or proceedings are groundless, false or fraudulent, and conducting all negotiations of any description, and paying and discharging, when and as they become due, any and all judgments, penalties or other sums due against such indemnified persons, and all such expenses incurred in enforcing the obligation to indemnify. TENANT, at its sole expense, may employ additional counsel of its choice to associate with counsel representing the indemnified parties.

        6.3.3 TENANT'S OBLIGATION TO REMEDIATE. Except as disclosed in the Baseline Assessments, and notwithstanding the obligation of TENANT to indemnify LANDLORD pursuant to this agreement, TENANT shall, upon demand of LANDLORD, and at TENANT'S sole cost and expense, promptly take all reasonable and necessary actions to remediate the Premises which are reasonably necessary to mitigate Environmental Damages or to allow full economic use of the Premises, or are required by Environmental Requirements, which remediation is necessitated by the
(1) introduction of a Hazardous Material upon, about or beneath the premises or
(2) a violation of Environmental Requirements, either of which is caused by the actions of TENANT, its employees, agents, contractors, subcontractors, guests, invitees or licensees, or not so caused but arising during the Term hereof and not caused by LANDLORD, its agents, employees, contractors, subcontractors, guests, licensees or invitees (unless disclosed in the Baseline Assessments). Such actions shall include, but not be limited to, the investigation of the environmental condition of the Premises, the preparation of any feasibility studies, reports or remedial plans, and the performance of any cleanup, remediation, containment, operation, maintenance, monitoring or restoration work, whether on or off of the Premises. Except as disclosed in the Baseline Assessments, TENANT shall take all actions necessary to restore the Premises in accordance with applicable environmental regulations and practices to the condition existing prior to the introduction of Hazardous Material upon, about or beneath the Premises, or to the standard of remediation allowable under applicable State and Federal law or governmental policies. All such work shall be performed by one or more contractors, selected by TENANT and approved in advance and in writing by LANDLORD in LANDLORD'S reasonable discretion. TENANT shall proceed continuously and diligently with such investigatory and remedial actions, provided that in all cases such actions shall be in accordance with all applicable requirements of governmental entities. Any such actions shall be performed in a good, safe and workmanlike manner and shall minimize any impact on the business conducted at the Premises. TENANT shall pay all costs in connection with such investigatory and remedial activities, including but not limited to all power and utility costs, and any and all taxes or fees that may be applicable to such activities. TENANT shall promptly provide to LANDLORD copies of testing results and reports that are generated in connection with the above activities, and copies of any correspondence with any governmental entity related to such activities. Unless otherwise required by applicable environmental standards or governmental authorities, promptly upon completion of such investigation and remediation, TENANT shall permanently seal or cap all monitoring wells and test holes to industrial standards in compliance with applicable federal, state and local laws and regulations, remove all associated equipment, and restore the Premises to the maximum extent possible, which shall include, without limitation, the repair of any surface damage, including paving, caused by such investigation or remediation hereunder. Notwithstanding any of the foregoing or the provisions of 2.3(b) above, TENANT shall not be obligated to remediate environmental damages which result from seepage of Hazardous Materials onto the Premises from adjacent property unless the presence on the adjacent property was caused by TENANT or its employees, agents, contractors, subcontractors, guests, invitees or licensees.

        6.3.4 NOTIFICATION. If TENANT shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of TENANT for Environmental Damages in connection with the Premises or past or present activities of any person thereon, or that any representation set forth in this agreement is not or is no longer accurate, including but not limited to notice or other communication concerning any actual or threatened investigation, inquiry, lawsuit, claim, citation, directive, summons, proceeding, complaint, notice, order, writ, or injunction, relating thereto, then TENANT shall deliver to LANDLORD, within ten days of the receipt of such notice or communication by LANDLORD, a written description of such violation, liability, correcting information, or actual or threatened event or condition, together with copies of any such notice or communication. Receipt of such notice shall not be deemed to create any obligation on the part of LANDLORD to defend or otherwise respond to any such notification or communication.

        6.3.5   NEGATIVE COVENANTS.

                6.3.5.1 NO HAZARDOUS MATERIAL ON PREMISES. Except in compliance with all Environmental Requirements, TENANT shall not cause, permit or suffer any Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Premises by TENANT, its agents, employees, contractors, subcontractors, guests, licensees or invitees, or any other person. TENANT shall deliver to LANDLORD copies of all documents which TENANT provides to any governmental body in connection with compliance with Environmental Requirements with respect to the Premises, such delivery to be contemporaneous with provision of the documents to the governmental agency.

                6.3.5.2 NO VIOLATIONS OF ENVIRONMENTAL REQUIREMENTS. TENANT shall not knowingly cause, permit or suffer the existence or the commission by TENANT, its agents, employees, contractors, subcontractors or guests, licensees or invitees, or by any other person of a violation of any Environmental Requirements upon, about or beneath the Premises or any portion thereof.

                6.3.5.3 NO ENVIRONMENTAL OR OTHER LIENS. TENANT shall not create or suffer or permit to exist with respect to the Premises, any lien, security interest or other charge or encumbrance of any kind, including without limitation, any lien imposed pursuant to section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. section 9607(l) or any similar state statute to the extent that such lien arises out of the actions of TENANT, its agents, employees, contractors, subcontractors or guests, licensees or invitees.

        6.3.6 LANDLORD'S RIGHT TO INSPECT AND TO AUDIT TENANT'S RECORDS. LANDLORD, upon notice to TENANT, during normal business hours and in a manner that does not substantially interfere with TENANT'S ability to operate on the Premises, shall have the right in its sole and absolute discretion, but not the duty, to enter and conduct an inspection of the Premises and to inspect and audit TENANT'S records concerning Hazardous Materials at any reasonable time to determine whether TENANT is complying with the terms of this Lease, including but not limited to the compliance of the Premises and the activities thereon with Environmental Requirements and the existence of Environmental Damages as a result of the condition of the Premises or surrounding properties and activities thereon. If LANDLORD has reasonable cause to believe TENANT is in Default with respect to any of the provisions of this Lease related to Hazardous Materials, Environmental Requirements or Environmental Damages, then LANDLORD shall have the right, but not the duty, to retain at the sole expense of TENANT an independent professional consultant to enter the Premises to conduct such an inspection and to inspect and audit any public records or reports prepared by or for TENANT concerning such compliance. TENANT hereby grants to LANDLORD the right to enter the Premises and to perform such tests on the Premises as are reasonably necessary in the opinion of LANDLORD to assist in such audits and investigations. LANDLORD shall use reasonable efforts to minimize interference with the business of TENANT by such tests inspections and audits, but LANDLORD shall not be liable for any interference caused thereby.

        6.3.7 LANDLORD'S RIGHT TO REMEDIATE. Should TENANT fail to perform or observe any of its obligations or agreements pertaining to Hazardous Materials or Environmental Requirements, then LANDLORD shall have the right, but not the duty, without limitation upon any of the rights of LANDLORD pursuant to this Lease, upon notice to TENANT, and if reasonably possible, in a manner that does not substantially interfere with TENANT'S ability to operate on the Premises, to enter the Premises personally or through its agents, consultants or contractors and perform the same. TENANT agrees to indemnify LANDLORD for the costs thereof and liabilities therefrom as set forth in Paragraph 6.3.2. TENANT shall first be afforded the opportunity to remedy any such default pursuant to the provisions of Paragraph 13.1 below.

        6.3.8 LANDLORD'S OBLIGATION TO REMEDIATE. LANDLORD agrees to remediate all Environmental Damages (1) caused by LANDLORD, its agents, employees, contractors, subcontractors, guests, licensees or invitees, or (2) not so caused but arising prior to the Commencement Date hereof and not caused by TENANT, its agents, employees, contractors, subcontractors, guests, licensees or invitees.

        6.3.9 LANDLORD'S OBLIGATION TO INDEMNIFY, DEFEND AND HOLD HARMLESS CONCERNING ENVIRONMENTAL MATTERS. LANDLORD, its successors and assigns, agree to indemnify, defend, reimburse and hold harmless the following persons from and against any and all Environmental Damages arising from activities of LANDLORD or its employees, agents, contractors, subcontractors or guests, licensees, invitees; or which occurred prior to the Commencement Date (and were not caused by TENANT, its agents, employees, contractors, subcontractors, guests, licensees, invitees or an Act of God) which (1) result in the presence of Hazardous Materials upon, about or beneath the premises or migrating to or from the Premises, or (2) result in the violation of any Environmental Requirements pertaining to the Premises and the activities thereon:

                6.3.9.1 TENANT;

                6.3.9.2 The directors, officers, shareholders, employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, mortgagees, trustees, heirs, devisees, successors, assigns and invitees of TENANT.

        This obligation shall include, but not be limited to, the burden and expense of the indemnified parties in defending all claims, suits and administrative proceedings, including attorneys' fees and expert witness and consulting fees, even if such claims, suits or proceedings are groundless, false or fraudulent, and conducting all negotiations of any description, and paying and discharging, when and as the same become due, any and all judgments, penalties or other sums due against such indemnified persons, and all such expenses incurred in enforcing the obligation to indemnify. LANDLORD, at its sole expense, may employ additional counsel of its choice to associate with counsel representing TENANT.

                6.3.10 SURVIVAL OF ENVIRONMENTAL OBLIGATIONS. The obligations of LANDLORD and TENANT as set forth in Paragraph 6.3 and all of its subparagraphs shall survive termination of this Lease, except that if LANDLORD determines that the Final Assessments do not disclose any Hazardous Materials that were not disclosed by the Baseline Assessments and do not disclose any Hazardous Materials that are in concentrations greater than those disclosed by the Baseline Assessments (after any remediation that LANDLORD may perform prior to TENANT'S occupancy), then LANDLORD agrees to so notify TENANT and the obligations of LANDLORD and TENANT set forth in Paragraph 6.3 and all its subparagraphs shall not survive the termination of the Term of this Lease. LANDLORD agrees not to unreasonably withhold or delay such determination or delivery of notification thereof to TENANT. LANDLORD'S failure to notify TENANT to the contrary within ninety (90) days after receipt of the Final Assessments shall be deemed a notification that Final Assessments are acceptable and shall terminate the said environmental obligations.

        6.4 TENANT'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease, TENANT shall, at TENANT'S sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of LANDLORD'S engineers and/or consultants to the extent that they relate in any manner to and are not inconsistent with such requirements, without regard to whether such requirements are now in effect or become effective after the Commencement Date. TENANT shall, within 10 days after receipt of LANDLORD'S written request, provide LANDLORD with copies of all permits and other documents, and other information evidencing TENANT'S compliance with any Applicable Requirements specified by LANDLORD, and shall immediately upon receipt, notify LANDLORD in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of TENANT or the Premises to comply with any Applicable Requirements.

        6.5 INSPECTION; COMPLIANCE. LANDLORD and LANDLORD'S "Lender" (as defined in Paragraph 30) and consultants shall have the right to enter into the Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by TENANT with this Lease. The cost of any such inspections shall be paid by LANDLORD, unless a violation of Applicable Requirements, or a Hazardous Material Condition (see paragraph 9.1) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, TENANT shall upon request reimburse LANDLORD for the reasonable, actual cost of such inspection, so long as such inspection is reasonably related to the violation or contamination. In addition, TENANT shall provide copies of all relevant material safety data sheets (MSDS) to LANDLORD within 10 days of the receipt of a written request therefor.

7.      MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND
ALTERATIONS.

        7.1     TENANT'S OBLIGATIONS.

                (a) IN GENERAL. Subject to the provisions of Paragraphs 7.2 (LANDLORD'S Obligations), 9 (Damage or Destruction), and 14 (Condemnation), TENANT shall, at TENANT'S sole expense, keep the Premises, Utility Installations (intended for TENANT'S exclusive use, no matter where located), and Alterations (as such terms are hereinafter defined) in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to TENANT, and whether or not the need for such repairs occurs as a result of TENANT'S use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, roof drainage systems, floors, windows, doors, plate glass, skylights, landscaping, irrigation systems, driveways, parking lots, fences, retaining walls, signs, sidewalks, and parkways located in, on, or adjacent to the Premises. TENANT, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. TENANT'S obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. TENANT shall, during the term of this Lease, keep the exterior appearance of the building(s) in a good operating condition (including, e.g. graffiti removal) consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity. Without limiting the foregoing,

TENANT shall be liable for the cost of any damage to the Premises or the building(s) or the sidewalks and pavements adjacent thereto which results from the movement of heavy articles or heavy vehicles or utility cuts made by or on behalf of TENANT. TENANT shall not overload the floors or any other part of the Premises.

                (b) SERVICE CONTRACTS. Without limiting TENANT'S obligations under Paragraph 7.1 (a) above, only to the extent required by the Occupational Heath and Safety Administration (OSHA), TENANT shall, at TENANT'S sole expense, procure and maintain service contracts, with copies to LANDLORD, in customary form and substance for, and with contractors specializing and experienced in the maintenance of, any equipment and improvements installed in the Premises.

                (c) FAILURE TO PERFORM. If TENANT fails to perform TENANT'S obligations under this Paragraph 7.1, LANDLORD may enter upon the Premises after 2 days prior written notice to TENANT (except in the case of an emergency, in which case no notice shall be required), perform such obligations on TENANT'S behalf, and put the Premises in good order, condition and repair, and TENANT shall promptly pay to LANDLORD a sum equal to the actual cost thereof.

        7.2 LANDLORD'S OBLIGATIONS. Subject to the provisions of this Paragraph 7.2 and the provisions of Paragraphs 9 (Damage or Destruction) and 14 (Condemnation), LANDLORD shall have no obligation, in any manner whatsoever, to repair, replace or maintain the Premises, or the equipment therein or any other property, all of which obligations are intended to be that of the TENANT. The Parties intend that the terms of this Lease govern the respective obligations of the Parties as to repair, replacement and maintenance of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

        Except for any repairs of defects disclosed in the Engineering Inspection that LANDLORD elects to perform as provided in Paragraph 2.4 hereof, LANDLORD shall only be responsible for the repairs and replacements (but not the maintenance) of the exterior walls and the roof of the building located on the Premises, except for repairs or replacements which are necessitated by the acts or omissions of TENANT or its employees, agents, contractors, sub-contractors, licensees, invitees or guests which shall be paid for entirely by TENANT upon demand by LANDLORD, and except for ordinary wear and tear.

        7.3     UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

                (a) DEFINITIONS. The term "Utility Installations" refers to all floor and window coverings, air and/or vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean TENANT'S machinery and equipment that can be installed, operated and removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "TENANT Owned

Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by TENANT that are not yet owned by LANDLORD pursuant to Paragraph 7.4(a).

                (b) CONSENT. TENANT shall not make any Alterations or Utility Installations to the Premises without LANDLORD'S prior written reasonable consent. TENANT may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to LANDLORD, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, will not affect the electrical, plumbing, HVAC, and/or life safety systems, and the cumulative cost thereof during the term of this Lease does not exceed a sum equal to one month of Base Rent in any one calendar year. Notwithstanding the foregoing, TENANT shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of LANDLORD. LANDLORD may, as a precondition to granting such approval, require TENANT to utilize a contractor reasonably approved by LANDLORD. Any Alterations or Utility Installations that TENANT shall desire to make and which require the consent of the LANDLORD shall be presented to LANDLORD in written form with detailed plans. Consent shall be deemed conditioned upon TENANT'S: (i) acquiring all applicable governmental permits, (ii) furnishing LANDLORD with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials and in accordance with all Applicable Requirements. At the time of such consent or upon the request of TENANT regarding such non-structural Utility Installations as TENANT is permitted by this paragraph 7.3(b) to make without LANDLORD'S consent, LANDLORD shall indicate whether it will require (and LANDLORD shall have the right to require) that any or all TENANT Owned Alterations or Utility Installations be removed and the Premises repaired and restored by the expiration or termination of this Lease. TENANT shall promptly upon completion furnish LANDLORD with as-built plans and specifications. For work which costs an amount in excess of one month of Base Rent, LANDLORD may condition its consent upon TENANT providing a lien and completion bond in an amount equal to 110% of the estimated cost of such Alteration or Utility Installation and/or upon TENANT'S posting a security deposit with LANDLORD. Prior to commencement of any work, whether it requires LANDLORD'S consent or not, at LANDLORD'S request, TENANT shall submit to LANDLORD a set of fully detailed working drawings and specifications for the proposed work, prepared by a licensed architect or engineer. If any such work done by TENANT causes damage to the structural portion, exterior finish or roof of the Premises, then in addition to any other rights or remedies LANDLORD may have hereunder and any obligations TENANT may have hereunder, the costs of repair of such damage and of all further maintenance and repairs to such structural portion, exterior finish or roof during the term of the Lease shall thereafter be the responsibility of TENANT. Neither LANDLORD'S right of entry, nor any actual inspection by LANDLORD, nor LANDLORD'S actual knowledge of any work accomplished or in progress shall constitute a waiver of LANDLORD'S rights concerning alterations by TENANT.

                (c) LIENS; BONDS. TENANT shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for TENANT at or for use on the

Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. TENANT shall give LANDLORD not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and LANDLORD shall have the right to post notices of non-responsibility. If TENANT shall contest the validity of any such lien, claim or demand, then TENANT shall, at its sole expense defend and protect itself, LANDLORD and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If LANDLORD shall require, TENANT shall furnish a surety bond in an amount equal to 110% of the amount of such contested lien, claim or demand, indemnifying LANDLORD against liability for the same. If LANDLORD elects to participate in any such action, TENANT shall pay LANDLORD'S attorneys' fees and costs.

        7.4     OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

                (a) OWNERSHIP. Subject to LANDLORD'S right to require removal or elect ownership as provided herein, all Alterations and Utility Installations made by TENANT shall be the property of TENANT, but considered a part of the Premises. LANDLORD may, at any time, elect in writing to be the owner of all or any specified part of the TENANT Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.3(b) or 7.4(b) hereof, all TENANT Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of LANDLORD and be surrendered by TENANT with the Premises.

                (b) REMOVAL. LANDLORD may require the removal at any time of all or any part of any TENANT Owned Alterations or Utility Installations made without the required consent.

                (c) SURRENDER; RESTORATION. TENANT shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear and insured casualty only excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing, if this Lease is for 12 months or less, then TENANT shall surrender the Premises in the same condition as delivered to TENANT on the Commencement Date with no allowance for ordinary wear and tear. TENANT shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, TENANT Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for TENANT. TENANT shall completely remove from the Premises any and all Hazardous Materials brought onto the Premises by or for TENANT, or any third party (except Hazardous Materials which were deposited via underground migration from areas outside of the Premises) even if such removal would require TENANT to perform or pay for work that exceeds statutory requirements. Trade Fixtures shall remain the property of TENANT. TENANT shall remove from the Premises any Trade Fixtures and any personal property owned by TENANT or any third party permitted on the Premises by Tenant, before the Premises are to be surrendered at the end of the Lease term, including the Mill (hereinafter defined), whether it is a fixture or personal property and whether it is then owned by TENANT or a third party, except that the Mill shall not be removed until permitted by the security agreement securing the performance of TENANT under the Asset Purchase Agreement of even date between LANDLORD, as seller, and TENANT, as buyer. (The term "Mill" is defined in said Asset Purchase Agreement.) TENANT shall repair or replace the Premises upon the removal of the Mill as required by said Asset Purchase Agreement. Any such property not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by TENANT and may be disposed of or retained by LANDLORD as LANDLORD may desire, at TENANT'S cost which TENANT shall pay upon demand by LANDLORD. The failure by TENANT to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of LANDLORD shall constitute a holdover under the provisions of Paragraph 26 below.

                (d) TENANT must, at its sole risk and expense, immediately return all (but not less than all) of any Personal Property that TENANT does not elect to purchase pursuant to this Lease, upon expiration of the Term (or any renewal term) to LANDLORD at such location and at such time as LANDLORD shall designate. TENANT will ensure that the Personal Property complies with all Manufacturer's Requirements and is available for examination by prospective buyers and/or lessees and inspection by LANDLORD. Upon return, the Personal Property will be in compliance with all Manufacturer's Requirements and Safety Laws and be in such a mechanical condition that the Personal Property can immediately be placed into service by an operator without need for modifications or mechanical repairs, and operate per Manufacturer Requirements. At least fifteen (15) days prior to the return of the Personal Property, LANDLORD may elect to have a qualified service technician inspect the Personal Property and submit a written report as to the Personal Property's condition at TENANT'S expense. Any items of Personal Property not found to be in compliance with Manufacturer's Requirements will be brought into compliance by TENANT, at TENANT'S expense, prior to the return of the Personal Property. TENANT will return to LANDLORD all originals of operator's manuals, maintenance manuals, Service Records or other materials regarding the Personal Property.

8.      INSURANCE; INDEMNITY.

        8.1 PAYMENT FOR INSURANCE. TENANT shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by LANDLORD under Paragraph 8.2(b) in excess of $5,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by TENANT to LANDLORD or to the insurer, at LANDLORD'S option, within 10 days following receipt of an invoice.

        8.2     LIABILITY INSURANCE.

                (a) CARRIED BY TENANT. TENANT shall obtain and keep in force a commercial general liability policy of insurance protecting TENANT and LANDLORD as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $5,000,000 per occurrence with an annual aggregate of not less than $5,000,000, and such endorsements as LANDLORD may reasonably require, including, but not limited to, Per Location Aggregate and Contractual Liability endorsements. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of TENANT'S indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of TENANT nor relieve TENANT of any obligation hereunder. All insurance carried by TENANT shall be primary to and not contributory with any similar insurance carried by LANDLORD, whose insurance shall be considered excess insurance only. TENANT shall be responsible for the cost and expense of such insurance and if it is obtained by LANDLORD, TENANT shall pay the cost thereof within 10 days following receipt of an invoice.

                (b) CARRIED BY LANDLORD. LANDLORD shall have the right to maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by TENANT. TENANT shall not be named as an additional insured therein.

        8.3     PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

                (a) BUILDING AND IMPROVEMENTS. LANDLORD shall obtain and keep in force a policy or policies in the name of LANDLORD, with loss payable to LANDLORD, any ground lessor, and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and TENANT shall be liable for such deductible amount in the event of an Insured Loss. TENANT shall be responsible for the cost and expense of such insurance and if it is obtained by LANDLORD, TENANT shall pay the cost thereof within 10 days following receipt of an invoice.

                (b) RENTAL VALUE. TENANT shall obtain and keep in force a policy or policies in the name of LANDLORD with loss payable to LANDLORD and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days

("Rental Value Insurance"). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by TENANT, for the next 12 month period. TENANT shall be liable for any deductible amount in the event of such loss. TENANT shall be responsible for the cost and expense of such insurance and if it is obtained by LANDLORD, TENANT shall promptly pay the cost thereof within 10 days following receipt of an invoice.

        8.4     TENANT'S PROPERTY; BUSINESS INTERRUPTION INSURANCE; OTHER
COVERAGE.

                (a) PROPERTY DAMAGE. TENANT shall obtain insurance coverage on all of TENANT'S personal property, Trade Fixtures, and TENANT Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $5,000 per occurrence. The proceeds from any such insurance shall be used by TENANT for the replacement of personal property, Trade Fixtures and TENANT Owned Alterations and Utility Installations. TENANT shall provide LANDLORD with written evidence that such insurance is in force. TENANT shall be responsible for the cost and expense of such insurance and if it is obtained by LANDLORD, TENANT shall pay the cost thereof within 10 days following receipt of an invoice.

                (b) BUSINESS INTERRUPTION. TENANT shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse TENANT for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants in the business of TENANT or attributable to prevention of access to the Premises as a result of such perils. TENANT shall be responsible for the cost and expense of such insurance and if it is obtained by LANDLORD, TENANT shall pay the cost thereof within 10 days following receipt of an invoice.

                (c) WORKER'S COMPENSATION COVERAGE. TENANT shall maintain at all times at its cost and expense worker's compensation insurance coverage as required by law.

                (d) ADDITIONAL COVERAGE. TENANT shall maintain at its cost and expense, such additional insurance coverage as LANDLORD may reasonably require.

                (e) NO REPRESENTATION OF ADEQUATE COVERAGE. LANDLORD makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover TENANT'S property, business operations or obligations under this Lease.

        8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least A-, VII, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. TENANT shall not do or permit to be done anything which invalidates the required insurance policies. TENANT shall, prior to the Commencement Date, deliver to LANDLORD certified copies of policies of such insurance or certificates in form and content acceptable to LANDLORD evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to LANDLORD. TENANT shall, at least 30 days prior to the expiration of such policies, furnish LANDLORD and LANDLORD'S Lender, if any, with evidence of renewals or "insurance binders" evidencing renewal thereof, or LANDLORD may order such insurance and charge the cost thereof to TENANT, which amount shall be payable by TENANT to LANDLORD upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

        8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, TENANT and LANDLORD each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against LANDLORD or TENANT, as the case may be, so long as the insurance is not invalidated thereby.

        8.7 INDEMNITY. Except for LANDLORD'S gross negligence or willful misconduct, TENANT shall indemnify, protect, defend and hold harmless the Premises, LANDLORD and its agents, LANDLORD'S master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by TENANT or any act, omission, or negligence of TENANT, its employees, agents, contractors, subcontractors, guests, invitees, or licensees, or any breach or default under this Lease by TENANT. If any action or proceeding is brought against LANDLORD by reason of any of the foregoing matters, TENANT shall upon notice defend the same at TENANT'S expense by counsel reasonably satisfactory to LANDLORD and LANDLORD shall cooperate with TENANT in such defense. LANDLORD need not have first paid any such claim in order to be defended or indemnified.

                8.7.1 In addition to any other provisions of this Lease and notwithstanding the existence of any insurance in favor of LANDLORD, TENANT shall promptly defend, indemnify and save LANDLORD harmless from and against:
(a) any and all loss of or damage to the Personal Property; and (b) any claim, action, demand, proceeding, or liability for any damage, loss, injury, cost or expense (including reasonable attorney's fees) which LANDLORD may be subject to:
(i) relating to the construction, importation, exportation, delivery, installation, ownership, sale, lease, transfer, storage, nonacceptance, rejection, return, or repossession of the Personal Property (or any part thereof); (ii) resulting from the use, maintenance, repair, replacement, operation or condition of the Personal Property (or any part thereof); (iii) arising by reason of any act or omission of TENANT or TENANT'S violation of any law, regulation or ordinance pertaining to the Personal Property; (iv) as a result of any claim for patent, copyright, trademark or other proprietary right infringement relating to the Personal Property or the use thereof; (v) as a result of any tort, negligence or strict liability claim respecting the Personal

Property and/or the use thereof (including, without limitation, any contribution and/or subrogation claims relating thereto); or (vi) as a result of any third party claim to the Personal Property. (The foregoing are collectively called the "Indemnity Claims".) TENANT agrees to give LANDLORD prompt written notice of any Indemnity Claims described in this Paragraph. Notwithstanding the foregoing, TENANT shall not be obligated to indemnify LANDLORD for any Indemnity Claim to the extent actually and proximately caused by gross negligence or the willful misconduct of LANDLORD, or if arising out of anything disclosed in the Baseline Assessments.

        8.8 EXEMPTION OF LANDLORD FROM LIABILITY. LANDLORD shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of TENANT, TENANT'S employees, contractors, invitees, customers, or any other person in about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places. LANDLORD shall not be liable for any damages arising from any act or neglect of any other tenant of LANDLORD nor from the failure of LANDLORD to enforce the provisions of any other lease for any of the Premises, if any. Notwithstanding LANDLORD'S negligence or breach of this Lease, LANDLORD shall under no circumstances be liable for injury to TENANT'S business or for any loss of income or profit therefrom.

9.      DAMAGE OR DESTRUCTION.

        9.1     DEFINITIONS.

                (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than TENANT Owned Alterations and Utility Installations, which can, in LANDLORD'S determination, reasonably be repaired in 6 months or less from the date of the damage or destruction. LANDLORD shall notify TENANT in writing within 30 days from the date of LANDLORD'S receipt of notification from TENANT of the damage or destruction as to whether or not the damage is Partial or Total.

                (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than TENANT Owned Alterations and Utility Installations and Trade Fixtures, which cannot, in LANDLORD'S determination, reasonably be repaired in 6 months or less from the date of the damage or destruction. LANDLORD shall notify TENANT in writing within 30 days from the date of LANDLORD'S receipt of notification from TENANT of the damage or destruction as to whether or not the damage is Partial or Total.

                (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than TENANT Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

                (d) "Replacement Cost" shall mean the cost to repair, rebuild or replace the improvements owned by LANDLORD at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

                (e) "Hazardous Material Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Material as defined in Paragraph 6.3.1, in, on, or under the Premises which requires repair, remediation, or restoration.

        9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs and if there are sufficient insurance proceeds available to repair such damage, then LANDLORD shall proceed to repair such damage (but not TENANT'S Trade Fixtures or TENANT Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that TENANT shall, at LANDLORD'S election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, LANDLORD shall make any applicable insurance proceeds available to TENANT on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the party responsible for obtaining such insurance hereunder shall promptly contribute the shortage in proceeds (except as to the deductible which is the responsibility of the party obligated under this Lease to pay for the insurance) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, LANDLORD shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless TENANT provides LANDLORD with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If LANDLORD receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, LANDLORD may nevertheless elect by written notice to TENANT within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with LANDLORD paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this Lease terminate 30 days thereafter. TENANT shall not be entitled to reimbursement of any funds contributed by TENANT to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a grossly negligent or willful act of TENANT (in which event TENANT shall make the repairs at TENANT'S expense), LANDLORD may either: (i) repair such damage as soon as reasonably possible at LANDLORD'S expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to TENANT within 30 days after receipt by LANDLORD of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. If LANDLORD elects to terminate this Lease, TENANT shall have the right within 10 days after receipt of the termination notice to give written notice to LANDLORD of TENANT'S commitment to pay for the repair of such damage without reimbursement from LANDLORD. TENANT shall provide LANDLORD with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and LANDLORD shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If TENANT does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

        9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction, If the damage or destruction was caused by the gross negligence or willful misconduct of TENANT, LANDLORD shall have the right to recover LANDLORD'S damages from TENANT, except as provided in Paragraph 8.6.

        9.5 DAMAGE NEAR END OF TERM. If at any time during the last 12 months of this Lease there is damage for which the cost to repair exceeds one month of Base Rent, whether or not an Insured Loss, LANDLORD may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to TENANT within 30 days after the date of LANDLORD'S receipt of notification from TENANT of the occurrence of such damage. Notwithstanding the foregoing, if TENANT at that time has an exercisable right to extend this Lease or to purchase the premises, then TENANT may preserve this Lease by (a) exercising such right and (b) providing LANDLORD with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after TENANT'S receipt of LANDLORD'S written notice purporting to terminate this Lease and (ii) the day prior to the date upon which such right expires. If TENANT duly exercises such right during such period and provides LANDLORD with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, LANDLORD shall, at LANDLORD'S commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If TENANT fails to exercise such right and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and TENANT'S right shall be extinguished.

        9.6     ABATEMENT OF RENT; TENANT'S REMEDIES.

                (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Material Condition for which TENANT is not responsible under this Lease, the Rent payable by TENANT for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which TENANT'S use of the Premises is impaired, but not to exceed the proceeds received by LANDLORD from the Rental Value insurance. All other obligations of TENANT hereunder shall be performed by TENANT, and LANDLORD shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

                (b) REMEDIES. If LANDLORD shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, TENANT may, at any time prior to the commencement of such repair or restoration, give written notice to LANDLORD and to any Lenders of which TENANT has actual notice, of TENANT'S election to terminate this Lease on a date not less than 60 days following the giving of such notice. If TENANT gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

        9.7 TERMINATION; ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by TENANT to LANDLORD.

        9.8 WAIVE STATUTES. LANDLORD and TENANT agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

        9.9 TERMINATION OF LEASE BY MORTGAGE HOLDER'S ELECTION. Notwithstanding anything contained in this Lease to the contrary, if there is damage to the Premises or any taking through right of eminent domain and the holder of any indebtedness secured by a mortgage or deed of trust covering any such property requires that the insurance or condemnation proceeds be applied to such indebtedness, then LANDLORD shall have the right to terminate this Lease (including also any right to purchase the Premises) by delivering written notice of termination to TENANT within fifteen (15) days after such requirement is made by such holder; provided, however, that LANDLORD agrees to use commercially reasonable efforts to obtain the agreement of such holder to not require that such proceeds be applied to the indebtedness.

10.     PROPERTY TAXES.

        10.1 DEFINITION. As used herein, the term "Real Property Taxes" shall include any form of assessment or real estate tax regarding the Premises; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of LANDLORD in the Premises, LANDLORD'S right to other income therefrom, and/or LANDLORD'S business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Premises and where the proceeds so generated are to be applied by the city, county or other taxing authority of a jurisdiction within which the Premises are located. Real Property Taxes shall also include any tax, fee, levy, assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises, and (ii) levied or assessed on machinery, equipment or other property provided by LANDLORD to TENANT pursuant to this Lease.

        10.2 PAYMENT OF TAXES. TENANT shall be responsible for and pay any Real Property Taxes which are a lien or are payable during any of the Term of this Lease, as provided herein. LANDLORD plans to estimate from time to time the Real Property Taxes, and TENANT shall pay such estimated taxes to LANDLORD monthly in advance with, and in addition to, the payment of the Base Rent, on or before the first day of each calendar month during the Term of this Lease, beginning August 1, 2002. When the actual amount of the applicable tax bill is known, any overpayment or deficiency in TENANT'S payment of Real Property Taxes for any tax year shall be adjusted between LANDLORD and TENANT, and LANDLORD and TENANT hereby agree that TENANT shall pay LANDLORD or LANDLORD shall credit to TENANT'S account, as applicable, the adjustment amount (or if such adjustment is at the end of the Term, LANDLORD shall pay TENANT such adjustment amount). LANDLORD may re-estimate at any time Real Property Taxes and thereafter adjust TENANT'S monthly installments to reflect more accurately TENANT'S obligation.

        The following illustrates the intention of the parties with respect to real estate taxes;

                Assuming a five year Lease Term with a Commencement Date of August 1, 2002, and an Expiration Date of July 31, 2007, and annual real estate taxes for the Premises in the amount of $24,000, TENANT would pay to LANDLORD, beginning August 1, 2002, and continuing on the first day of each month thereafter during the Term hereof, the sum of $2,000. Such sum would be held in a separate account by LANDLORD, and beginning with the tax bill(s) issued in May or June, 2003 (which would be for the last half of calendar year 2002), LANDLORD would use any funds in such account to pay such tax bill(s) (which bill(s) for the last half of calendar year 2002 shall be prorated to determine TENANT'S obligation to pay taxes for the five months beginning August 1, 2002, and ending December 31, 2002) and LANDLORD would continue this procedure throughout and after the Term hereof, including payment of the tax bill(s) issued after the end of the Lease term in December, 2007), and in May or June, 2008 (which May or June bill(s) would be prorated to determine TENANT'S obligation to pay taxes for July, 2007), LANDLORD and TENANT agree to use good faith efforts to ensure that sufficient funds are available in the account by the end of the Term of this Lease to allow LANDLORD to pay the full amount of any real property taxes billed by the tax authorities in December, 2007 for the first half of calendar year 2007 and the prorated amount of any real property taxes billed by the tax authorities in May or June, 2008, for the month of July, 2007.

        Notwithstanding the foregoing, if LANDLORD is required under law to pay Real Property Taxes in advance, TENANT agrees to pay LANDLORD, upon commencement of the Term of this Lease or at any time during the Term, an amount as determined by LANDLORD, to be the amount equal to Real Property Taxes for the entire tax year in which the Term of this Lease commences or occurs and in such event at the termination of this Lease TENANT shall be entitled to a refund of Real Property Taxes paid which are attributable to a period after this Lease expires. If LANDLORD shall fail to estimate Real Property Taxes, TENANT shall pay to LANDLORD any such Real Property Taxes that have been paid by LANDLORD or which are to become due and payable, within 10 days after LANDLORD delivers an invoice for such taxes to TENANT.

        10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, TENANT'S liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be mutually determined by LANDLORD and TENANT from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

        10.4 PERSONAL PROPERTY TAXES REGARDING TENANT'S PROPERTY. TENANT shall pay, prior to delinquency, all taxes assessed against and levied upon TENANT Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of TENANT, When possible, TENANT shall cause its TENANT Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of LANDLORD. If any of TENANT'S said property shall be assessed with LANDLORD'S real property, TENANT shall pay LANDLORD the taxes attributable to TENANT'S property within 10 days after receipt of a written statement setting forth the taxes applicable to TENANT'S property. If LANDLORD so elects, LANDLORD shall have the right to estimate such taxes and require TENANT to pay them in advance installments in the manner provided in Paragraph 10.2 herein regarding Real Property Taxes.

        10.5 TAXES ON LANDLORD'S PERSONAL PROPERTY. LANDLORD shall include the Personal Property on LANDLORD'S personal property tax return consistent with the method of reporting by LANDLORD for prior years, unless otherwise indicated by LANDLORD in writing, and TENANT shall reimburse LANDLORD, upon demand, for all taxes paid by LANDLORD with respect thereto.

        10.6 SURVIVAL OF PROPERTY TAX PROVISIONS. The provisions of this Paragraph 10 (Property Taxes), including the subparagraphs hereunder, shall survive any termination of the term of this Lease.

11. UTILITIES AND SERVICES. TENANT shall contract directly for and pay for promptly and not later than when due, all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered or billed to TENANT, TENANT shall pay a reasonable proportion, to be determined by LANDLORD, of all charges jointly metered or billed. There shall be no abatement of Rent and LANDLORD shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond LANDLORD'S reasonable control or in cooperation with governmental request or directions.

12.     ASSIGNMENT AND SUBLETTING.

        12.1    LANDLORD'S CONSENT REQUIRED.

                (a) TENANT shall not by operation of law or otherwise assign, transfer, mortgage or encumber (collectively, "assign or assignment") or sublet all or any part of TENANT'S interest in this Lease or in the Premises without LANDLORD'S prior written consent, which may be withheld by LANDLORD in LANDLORD'S sole and absolute discretion, provided, however, LANDLORD shall not unreasonably withhold its consent to any transfer to any affiliate or subsidiary of the entity identified as TENANT in the first paragraph of this Lease.

                (b) An assignment or subletting without consent shall, at LANDLORD'S option, be a Default curable after notice per Paragraph 13.1 (e), or a noncurable Default without the necessity of any notice and grace period. If LANDLORD elects to treat such unapproved assignment or subletting as a noncurable Default, LANDLORD may terminate this Lease.

                (c) TENANT'S remedy for any breach of Paragraph 12.1 by LANDLORD shall be limited to compensatory damages and/or injunctive relief.

        12.2    TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                (a) Regardless of LANDLORD'S consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or subtenant of the obligations of TENANT under this Lease, (ii) release TENANT of any obligations hereunder, or (iii) alter the primary liability of TENANT for the payment of Rent or for the performance of any other obligations to be performed by TENANT.

                (b) LANDLORD may accept Rent or performance of TENANT'S obligations from any person other than TENANT pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of LANDLORD'S right to exercise its remedies for TENANT'S Default.

                (c) LANDLORD'S consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

                (d) In the event of any Default by TENANT, LANDLORD may proceed directly against TENANT or anyone else responsible for the performance of TENANT'S obligations under this Lease, including any assignee or subtenant, without first exhausting LANDLORD'S remedies against any other person or entity responsible therefor to LANDLORD, or any security held by LANDLORD.

                (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to LANDLORD'S determination as to the financial and operational responsibility and appropriateness of the proposed assignee or subtenant, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $250 as consideration for LANDLORD'S considering and processing said request. TENANT agrees to provide LANDLORD with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36)

                (f) Any assignee of, or subtenant under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by TENANT during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which LANDLORD has specifically consented to in writing.

                (g) LANDLORD'S consent to any assignment or subletting shall not transfer to the assignee or subtenant any right to purchase the Premises granted to the original TENANT by this Lease unless such transfer is specifically consented to by LANDLORD in writing.

        12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by TENANT of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                (a) TENANT hereby assigns and transfers to LANDLORD all of TENANT'S interest in all Rent payable on any sublease, and LANDLORD may collect such Rent and apply same toward TENANT'S obligations under this Lease; provided, however, that until a Default shall occur in the performance of TENANT'S obligations, TENANT may collect said Rent. If the amount exceeds TENANT'S obligations any such excess shall be refunded to TENANT. LANDLORD shall not, by reason of the foregoing or any assignment of such sublease, or by reason of the collection of Rent, be deemed liable to the subtenant for any failure of TENANT to perform and comply with any of TENANT'S obligations to such subtenant. TENANT hereby irrevocably authorizes and directs any such subtenant, upon receipt of a written notice from LANDLORD stating that a Default exists in the performance of TENANT'S obligations under this Lease, to pay to LANDLORD all Rent due and to become due under the sublease. Subtenant shall rely upon any such notice from LANDLORD and shall pay all Rents to LANDLORD without any obligation or right to inquire as to whether such Default exists, notwithstanding any claim from TENANT to the contrary.

                (b) In the event of a Default by TENANT, LANDLORD may, at its option, require subtenant to attorn to LANDLORD, in which event LANDLORD shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, LANDLORD shall not be liable for any prepaid rents or security deposit paid by such subtenant to such sublessor or for any prior defaults of such sublessor.

                (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of LANDLORD.

                (d) No subtenant shall further assign or sublet all or any part of the Premises without LANDLORD'S prior written consent, which consent may be withheld in LANDLORD'S sole and absolute discretion.

                (e) If LANDLORD shall deliver a copy of any notice of Default by TENANT to the subtenant, the subtenant shall have the right to cure the Default of TENANT within the grace period, if any, specified in such notice. The subtenant shall have a right of reimbursement and offset from and against TENANT for any such Defaults cured by the subtenant.

13.     DEFAULT: REMEDIES

        13.1 DEFAULT. A "Default" is defined as any of the events hereafter described in this Paragraph 13.1.

                (a) The failure of TENANT to make any payment of Rent or any other sum required to be made by TENANT hereunder, whether to LANDLORD or to a third party, when due.

                (b) The abandonment by TENANT of the Premises; or the vacating of the Premises by TENANT without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph
8.3 (Property Insurance-Building, Improvements and Rental Value) is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

                (c) Any representation made by TENANT shall be determined to be false in any material way.

                (d) The failure of TENANT to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 5 business days following written notice to TENANT.

                (e) The failure by TENANT to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the rescission of an unauthorized assignment or subletting, (iii) an estoppel certificate, (iv) any document requested under Paragraph 42 (Reservations), (v) material safety data sheets (MSDS), or (vi) any other documentation or information which LANDLORD may reasonably require of TENANT under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to TENANT.

                (f) A failure by TENANT to perform any obligation of TENANT under any of the terms, covenants, conditions or provisions of this Lease, other than those described in subparagraphs 13.l(a), (b), (c), (d), or (e) above, if such failure continues for a period of 30 days after written notice; provided, however, that if the nature of TENANT'S failure is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Default if TENANT commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

                (g) The occurrence of any of the following events: (i) the making by TENANT of any general arrangement or assignment for the benefit of creditors, (ii) TENANT becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against TENANT, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of TENANT'S assets located at the Premises or of TENANT'S interest in this Lease, where possession is not restored to TENANT within 90 days; or (iv) the attachment, execution or other judicial seizure of substantially all of TENANT'S assets located at the Premises or of TENANT'S interest in this Lease, where such seizure is not discharged within 90 days; provided, however, in the event that any provision of this subparagraph (g) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                (h) The discovery that any financial statement of TENANT given to LANDLORD was materially false.

                (i) The occurrence of any default by TENANT under any other lease or agreement between LANDLORD and TENANT, including but not limited to, the Lease Agreement of even date between LANDLORD, as lessor, and TENANT, as lessee, regarding certain equipment, after the expiration of any cure periods therein.

        13.2 REMEDIES. In the event of a Default, LANDLORD may, with or without further notice or demand, and without limiting LANDLORD in the exercise of any right or remedy which LANDLORD may have by reason of such Default:

                (a) Terminate TENANT'S right to possession of the Premises by any lawful means, in which case this Lease (and any option or right of refusal granted herein) shall terminate and TENANT shall immediately surrender possession to LANDLORD. In such event LANDLORD shall be entitled to reenter the Premises and remove all property and persons and possess the Premises and recover from TENANT: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the TENANT proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the TENANT proves could be reasonably avoided; and (iv) any other amount necessary to compensate LANDLORD for all the detriment proximately caused by the TENANT'S failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys fees, and that portion of any leasing commission paid by LANDLORD in connection with this Lease applicable to the unexpired term of this Lease. The worth-at-the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by LANDLORD to mitigate damages caused by TENANT'S Default of this Lease shall not waive LANDLORD'S right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, LANDLORD shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or LANDLORD may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to TENANT under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of TENANT to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Default of this Lease entitling LANDLORD to the remedies provided for in this Lease and/or by said statute.

                (b) Continue the Lease and TENANT'S right to possession and recover the Rent as it becomes due, in which event TENANT may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the LANDLORD'S interests shall not constitute a termination of the TENANT'S right to possession.

                (c) Perform any duty or obligation on TENANT'S behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals, and TENANT shall pay to LANDLORD an amount equal to actual costs and expenses incurred by LANDLORD in such performance upon receipt of an invoice therefor.

                (d) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of TENANT'S right to possession shall not relieve TENANT from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of TENANT'S occupancy of the Premises.

        13.3 LATE CHARGES. TENANT hereby acknowledges that late payment by TENANT of Rent will cause LANDLORD to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon LANDLORD by any Lender. Accordingly, if any Rent shall not be received by LANDLORD within 10 days after such amount shall be due, then, without any requirement for notice to TENANT, TENANT shall immediately pay to LANDLORD a one-time late charge equal to 5% of each such overdue amount or $100, whichever is greater. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs LANDLORD will incur by reason of such late payment.

Acceptance of such late charge by LANDLORD shall in no event constitute a waiver of TENANT'S Default with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at LANDLORD'S option, become due and payable quarterly in advance.

        13.4 INTEREST. Any monetary payment due LANDLORD hereunder, other than late charges, not received by LANDLORD within ten (10) days after the date when due as to scheduled payments (such as Base Rent) or within 30 days following the date on which it was due for non-scheduled payment, shall bear interest from the date which is eleven (11) days after the date when due, as to scheduled payments, or the 31st day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be computed at the rate equal to the lesser of: (a) the published prime rate of The Huntington National Bank, Columbus, Ohio, or such other national banking institution designated by LANDLORD if such bank ceases to publish a prime rate then in effect, plus four
(4) percentage points, or (b) the maximum rate of interest per annum permitted by applicable law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.3.

        13.5    BREACH BY LANDLORD.

                (a) NOTICE OF BREACH. LANDLORD shall not be deemed in breach of this Lease unless LANDLORD fails within a reasonable time to perform an obligation required to be performed by LANDLORD. For purposes of this Paragraph, a reasonable time shall be 30 days after receipt by LANDLORD, and any Lender whose name and address shall have been furnished TENANT in writing for such purpose, of written notice specifying wherein such obligation of LANDLORD has not been performed; provided, however, that if the nature of LANDLORD'S obligation is such that more than 30 days are reasonably required for its performance, then LANDLORD shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.

                (b) PERFORMANCE BY TENANT ON BEHALF OF LANDLORD. If neither LANDLORD nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then TENANT may elect to cure said breach at TENANT'S expense and offset from Rent the actual and reasonable cost to perform such cure; provided however, that such offset shall not exceed one (1) month's Base Rent, reserving TENANT'S right to seek reimbursement from LANDLORD. TENANT shall document the cost of said cure and supply said documentation to LANDLORD.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the building, or more than 25% of that portion of the Premises not occupied by any building, is taken by Condemnation, LANDLORD or TENANT, by notice to the other Party, to be given in writing within 10 days after LANDLORD shall have given TENANT written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) may terminate this Lease (and any right or option granted herein to TENANT) as of the date the condemning authority takes such possession. If the Parties do not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of LANDLORD, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that TENANT shall be entitled to any separate award given as compensation for TENANT'S relocation expenses. All Alterations and Utility Installations made to the Premises by TENANT, for purposes of Condemnation only, shall be considered the property of the LANDLORD and LANDLORD shall be entitled to any and all compensation which is payable therefor. If this Lease is not terminated by reason of the Condemnation, LANDLORD shall repair, to the extent reasonably possible, any damage to the Premises caused by such Condemnation.

15. REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. TENANT and LANDLORD each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder in connection with this Lease, and that no one is entitled to any commission or finder's fee in connection herewith. TENANT and LANDLORD do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and attorneys fees reasonably incurred with respect thereto.

16.     ESTOPPEL CERTIFICATE.

                (a) TENANT shall, within 10 days after written notice from LANDLORD, execute, acknowledge and deliver to LANDLORD in writing, in form and content acceptable to LANDLORD, an "estoppel certificate" regarding the status of this Lease and such other matters as LANDLORD may identify.

                (b) If TENANT shall fail to execute or deliver the estoppel certificate within such 10 day period, LANDLORD may execute an estoppel certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by LANDLORD, (ii) there are no uncured defaults in LANDLORD'S performance (or if so, the nature of such uncured defaults), and (iii) not more than one month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon LANDLORD'S estoppel certificate, and TENANT shall be estopped from denying the truth of the facts contained in said certificate.

                (c) If LANDLORD desires to finance, refinance, or sell the Premises, or any part thereof, TENANT shall deliver to any potential lender or purchaser designated by LANDLORD such financial statements as may be required by such lender or purchaser, including but not limited to TENANT'S financial statements for the past 3 years. All such financial statements shall be received by LANDLORD and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LANDLORD. The term "LANDLORD" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. Except as provided in Paragraph 15 (Representations and Indemnities of Broker Relationships), in the event of a transfer or assignment of LANDLORD'S interest in the Premises or this Lease, upon such transfer or assignment, the prior LANDLORD shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the LANDLORD upon written notice to TENANT evidencing such transfer. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the LANDLORD shall be binding only upon the LANDLORD as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days, and the words "business days" shall mean and refer to calendar days, except for Saturdays and Sundays and holidays when banks are closed in Columbus, Ohio.

20.     LIMITATION ON LIABILITY. The obligations of LANDLORD under this
Lease shall not constitute personal obligations of LANDLORD or its partners, members, directors, officers or shareholders, and TENANT shall not seek recourse against LANDLORD'S partners, members, directors, officers or shareholders, or any of their personal assets for such satisfaction. Liability of LANDLORD under this Lease, including but not limited to any liability with respect to the entry and performance of this Lease by or on behalf of LANDLORD, however it may arise, shall be asserted and enforced only against LANDLORD'S estate and equity interest in the Premises, and any insurance/condemnation proceeds/awards received by LANDLORD from any destruction or condemnation of the Premises.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23.     NOTICES.

        23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by overnight courier that guarantees next day delivery or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon TENANT'S taking possession of the Premises, the Premises shall constitute TENANT'S address for notice. A copy of all notices to LANDLORD shall be concurrently transmitted to such party or parties at such addresses as LANDLORD may from time to time hereafter designate in writing.

        23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 48 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed given upon telephone confirmation of receipt (confirmation report from fax machine is sufficient), provided a copy is also delivered via delivery or mail. If notice would be deemed to be given on a Saturday, Sunday or legal holiday, it shall be deemed given on the next business day.

24. WAIVERS. No waiver by LANDLORD of Default of any term, covenant or condition hereof by TENANT, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default by TENANT of the same or of any other term, covenant or condition hereof. LANDLORD'S consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of LANDLORD'S consent to, or approval of, any subsequent or similar act by TENANT, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by LANDLORD shall not be a waiver of any Default by TENANT. Any payment by TENANT may be accepted by LANDLORD on account of moneys or damages due LANDLORD, notwithstanding any qualifying statements or conditions made by TENANT in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by LANDLORD at or before the time of deposit of such payment.

25. SURVIVAL OF OBLIGATIONS. Notwithstanding anything contained in this Lease to the contrary, upon the expiration or earlier termination of the Term of this Lease, (a) any and all obligations of TENANT accruing prior to the expiration or termination of the Term of this Lease shall survive the expiration or earlier termination of the Term of this Lease, and TENANT shall promptly perform all such obligations whether or not this Lease has expired or terminated, and (b) any and all obligations of LANDLORD accruing prior to the expiration or termination of the Term of this Lease shall survive the expiration or earlier termination of the Term of this Lease, and LANDLORD shall promptly perform all such obligations whether or not this Lease has expired or terminated. Such obligations shall include, by way of illustration but not limitation, any and all indemnity obligations set forth in this Lease.

26. NO RIGHT TO HOLDOVER. TENANT has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. If TENANT holds over, then the Base Rent shall be increased to 125% of the Base Rent applicable immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by LANDLORD to any holding over by TENANT.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by TENANT are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole as if both Parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall inure to the benefit of and be binding upon the Parties, their personal representatives, successors and permitted assigns and be governed by the laws of the State in which the Premises are located.

30.     SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

        30.1 SUBORDINATION. This Lease and any right to purchase the Premises granted hereby and all of TENANT'S rights under this Lease shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Subject to Section 30.3 below, TENANT agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender") shall have no liability or obligation to perform any of the obligations of LANDLORD under this Lease. Any Lender may elect to have this Lease and/or any right to purchase the Premises granted hereby superior to the lien of its Security Device by giving written notice thereof to TENANT, whereupon this Lease and such right to purchase the Premises shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

        30.2 ATTORNMENT. Without limiting the rights of LANDLORD otherwise provided by law, the Parties agree that LANDLORD shall have the right to transfer, mortgage, encumber and assign, in whole or in part, its rights and obligations under this Lease and any and all of the Premises. If LANDLORD transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) TENANT shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of such new owner, this Lease shall automatically become a new Lease between TENANT and such new owner, upon all of the terms and conditions hereof, for the remainder of the term hereof, and (ii) LANDLORD shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of LANDLORD'S obligations hereunder, except that such new owner shall not: (a) be liable for any act or omission of any prior LANDLORD or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which TENANT might have against any prior LANDLORD; (c) be bound by prepayment of more than one month of rent, or (d) be liable for the return of any security deposit paid to any prior LANDLORD.

        30.3 NON-DISTURBANCE. With respect to Security Devices entered into by LANDLORD whether before or after the execution of this Lease, TENANT'S subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that TENANT'S possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as TENANT is not in Default hereof and attorns to the record owner of the Premises. TENANT specifically agrees to consent to a Non-Disturbance Agreement that provides that the Lender has the right to apply insurance proceeds and condemnation proceeds to the indebtedness if LANDLORD has not been able to cause the Lender to omit such requirement by using commercially reasonable efforts.

        30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from LANDLORD or a Lender in connection with a sale, financing or refinancing of the Premises, TENANT and LANDLORD shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS FEES. If any Party brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys fees reasonably incurred. In addition, LANDLORD shall be entitled to attorneys fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default. The Parties agree that $1,000 is a reasonable minimum per occurrence for such services and consultation.

32. LANDLORD'S ACCESS: SHOWING PREMISES; REPAIRS. In addition to any other rights granted to LANDLORD herein, LANDLORD and LANDLORD'S agents shall have the right to enter the Premises during the last 6 months of the term after reasonable prior notice, for the purpose of showing the same to prospective tenants and at any time during the Lease term, in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers and lenders and for the purpose of making such alterations, repairs, improvements or additions to the Premises as LANDLORD may deem necessary or desirable and for the purpose of erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to TENANT'S use of the Premises. All such activities shall be without abatement of rent or liability to TENANT.

33. AUCTIONS. TENANT shall not conduct, nor permit to be conducted, any auction upon the Premises without LANDLORD'S prior written consent. LANDLORD shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. LANDLORD may place on the Premises ordinary "For Sale" signs at any time and ordinary "For Lease" signs during the last 6 months of the term hereof. Except for ordinary "for sublease" signs, TENANT shall not place any sign upon the Premises without LANDLORD'S prior written consent. All signs must comply with all Applicable Requirements.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by LANDLORD, the voluntary or other surrender of this Lease by TENANT, the mutual termination or cancellation hereof, or a termination hereof by LANDLORD for Default by TENANT, shall also automatically terminate any right or option to purchase or any other option TENANT may have hereunder and any sublease or lesser estate in the Premises; provided, however, that LANDLORD may elect to continue any one or all existing subtenancies. LANDLORD'S failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute LANDLORD'S election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. LANDLORD'S actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by TENANT for any LANDLORD consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Material, shall be paid by TENANT upon receipt of an invoice and supporting documentation therefor. LANDLORD'S consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default by TENANT of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default, except as may be otherwise specifically stated in writing by LANDLORD at the time of such consent. The failure to specify herein any particular condition to LANDLORD'S consent shall not preclude the imposition by LANDLORD at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. If either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

37.     [THIS PARAGRAPH INTENTIONALLY LEFT BLANK].

38. QUIET POSSESSION. Subject to payment by TENANT of the Rent and performance of all of the covenants, conditions and provisions on TENANT'S part to be observed and performed under this Lease, and subject to any Applicable Requirements, TENANT shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.     [THIS PARAGRAPH INTENTIONALLY LEFT BLANK]

40.     [THIS PARAGRAPH INTENTIONALLY LEFT BLANK.]

41. SECURITY MEASURES. TENANT hereby acknowledges that the Rent payable to LANDLORD hereunder does not include the cost of guard service or other security measures, and that LANDLORD shall have no obligation whatsoever to provide same. TENANT assumes all responsibility for the protection of the Premises, TENANT, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. LANDLORD reserves to itself the right, from time to time, to grant, without the consent or joinder of TENANT, such easements, rights and dedications that LANDLORD deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by TENANT. TENANT agrees to sign any documents reasonably requested by LANDLORD to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44.     AUTHORITY; MULTIPLE PARTIES; EXECUTION.

                (a) If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within 30 days after request, deliver to the other party satisfactory evidence of such authority.

                (b) If this Lease is executed by more than one person or entity as "TENANT", each such person or entity shall be jointly and severally liable hereunder. It is agreed that any named TENANT shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind each named TENANT, and LANDLORD may rely on the same as if each named TENANT had executed such document.

                (c) This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

45. CONFLICT. Any conflict between the printed provisions of this Lease and typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. NOT AN OFFER. The submission of this Lease to TENANT does not constitute an offer to TENANT to lease the Premises. This Lease shall have no force or effect until: (a) it is executed and delivered by TENANT to LANDLORD; and (b) it is executed and delivered by LANDLORD to TENANT.

47. AMENDMENTS. This Lease may be modified only in writing signed by the Parties in interest at the time of the modification. As long as they do not materially change TENANT'S obligations hereunder, TENANT agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.

49.     [THIS PARAGRAPH INTENTIONALLY LEFT BLANK.]

50. AMERICANS WITH DISABILITIES ACT. Since compliance with the Americans with Disabilities Act (ADA) is dependent upon TENANT'S specific use of the Premises, LANDLORD makes no warranty or representation as to whether the Premises comply with ADA or any similar legislation. If TENANT'S use of the Premises requires modifications or additions to the Premises in order to be in ADA compliance, TENANT shall make any such necessary modifications and/or additions at TENANT'S expense.

51.     TENANT'S RIGHT TO PURCHASE.

        51.1 LANDLORD MUST OFFER PREMISES TO TENANT. If at any time during the Term of this Lease, LANDLORD shall desire to sell the entire Premises, LANDLORD shall first offer the Premises to TENANT ("Right of First Offer") as follows:

                (i) LANDLORD shall give to TENANT a written notice specifying the Basic Sale Terms (as hereinafter defined) upon which LANDLORD desires to sell the Premises; and

                (ii) TENANT shall then have the right to purchase the Premises by notifying LANDLORD in writing of the exercise of such Right of First Offer not later than 10 days after TENANT'S receipt of such notice from LANDLORD, time being of the essence.

        51.2 NO RIGHT IF DEFAULT, ASSIGNMENT, OR SUBLET. TENANT shall not have a Right of First Offer if, at the time LANDLORD is obligated to deliver notice to TENANT pursuant to paragraph 51.1 hereof, TENANT:

                (i)     is in Default under this Lease; or

                (ii) has assigned this Lease or sublet all or a portion of the Premises.

        51.3. TENANT'S OBLIGATION IF RIGHT EXERCISED. If TENANT timely exercises the Right of First Offer, then TENANT shall have the right and obligation to purchase the Premises upon the Basic Sale Terms and the Additional Sale Terms (as hereinafter defined) to the extent such Additional Sale Terms are not inconsistent with the Basic Sale Terms.

        51.4. CERTAIN TRANSFERS EXCLUDED. TENANT'S Right of First Offer shall not apply to:

                (i)     any sale/leaseback transaction;

                (ii) any sale or transfer of the Premises to any affiliate or subsidiary of LANDLORD;

                (iii) if LANDLORD is an individual, any sale or transfer of the Premises to the spouse or a relative of LANDLORD, or to a trust for the benefit of the spouse or a relative of LANDLORD;

                (iv)    any transfer without consideration;

                (v)     any sale at public auction, or any subsequent transfer;

                (vi) any sale to a buyer with the power of eminent domain, or any subsequent transfer;

                (vii)   any gift or devise, whether or not in trust;

                (viii) any sale arising out of the foreclosure of any lien, or any subsequent transfer;

                (ix)    any judicial sale, or any subsequent transfer; or

                (x) any deed granted in lieu of foreclosure, or any subsequent transfer.

        51.5. TENANT REJECTS RIGHT. If TENANT either rejects the Right of First Offer or does not timely exercise the Right of First Offer, then LANDLORD shall be free to sell the Premises to a third-party person or entity upon terms and conditions no less favorable to LANDLORD than the Basic Sale Terms without further obligation to TENANT, except that the purchase price may be as much as five percent (5%) less than that reflected in the Basic Sale

Terms, and except that LANDLORD may give the third-party person or entity a credit for real estate taxes and assessments which are unpaid at the time of the closing, but not provide such credit to TENANT.

        51.6. TENANT GETS ADDITIONAL RIGHT OF FIRST OFFER. If after TENANT either rejects the Right of First Offer or does not timely exercise the Right of First Offer and LANDLORD desires to offer the Premises for sale upon terms that are less favorable to LANDLORD than the Basic Sale Terms and/or at a purchase price that is more than five percent (5%) less than the purchase price stated in the Basic Sale Terms, then LANDLORD must first give TENANT new notice of its Right of First Offer to purchase the Premises in accordance with the procedures set forth above. However, if the new notice to TENANT is given not more than 45 days after the previous notice to TENANT, then TENANT'S time to exercise its Right of First Offer pursuant to such new notice shall be reduced to 5 days.

        51.7. RIGHT TERMINATES AFTER SALE TO THIRD PARTY. Upon any sale of the Premises to a third-party person or entity, TENANT'S Right of First Offer shall forever terminate.

        51.8.   DEFINITIONS. As used herein:

                (i) "Basic Sale Terms" shall mean the purchase price, terms of payment of the purchase price, financing contingencies, if any, and any other terms LANDLORD desires to include in the notice to TENANT;

                (ii) "Additional Sale Terms" shall mean any terms of sale identified by LANDLORD that are in addition to the Basic Sale Terms.

        51.9. TERMINATION OF LEASE. The Lease shall terminate upon transfer of title to TENANT pursuant to this Paragraph 51.

        51.10 TERMINATION EVIDENCE. If the Right of First Offer has expired or terminated or if TENANT does not elect to purchase the Premises pursuant to the terms proposed by LANDLORD, TENANT shall duly execute and deliver to LANDLORD, within 5 days after request by LANDLORD, written evidence of such expiration or termination or failure to elect to Purchase, in recordable form acceptable to LANDLORD.

52. NET LEASE. TENANT acknowledges and agrees that it is intended that this is a "triple net lease" that is completely carefree to LANDLORD, except as expressly set out in this Lease, that LANDLORD shall not be responsible for any costs, charges, expenses, or outlays of any nature whatsoever relating to the Premises, or the use or occupancy thereof, or the contents thereof, or the business carried on therein, and TENANT shall pay all charges, expenses, costs, and outlays of every nature and kind relating to the Premises, except as expressly set out in this Lease.

53. RECORDING. LANDLORD and TENANT agree that this Lease shall not be recorded, but that a memorandum hereof in substantially the form set forth in
Exhibit 53 attached hereto shall be executed and delivered within ten (10) days after the written request of either party, which memorandum may be recorded in Franklin County, Ohio at the expense of such requesting party. Further, if LANDLORD and TENANT agree to extend the initial Lease term beyond the Expiration Date stated in Paragraph 1.2, LANDLORD and TENANT will execute and deliver a revised or amended memorandum of lease within ten (10) days after the written request of either party hereto, which shall be substantially in the form set forth in Exhibit 53, except that the reference to the Lease term shall include the extended expiration date, which revised or amended memorandum may be recorded in Franklin County, Ohio at the expense of such requesting party.

54. TENANT'S OPTION TO PURCHASE CERTAIN PERSONAL PROPERTY. Except as hereinafter provided in this Paragraph 54 and so long as TENANT is not in Default under this Lease, if TENANT and LANDLORD agree to extend the term of this Lease as provided in Paragraph 3.4, then TENANT shall have the option to purchase those, but only those, items of Personal Property that are identified in Exhibit 54 ("Option Personal Property") at the end of the initial term of this Lease for a purchase price of One Dollar ($1.00), and if TENANT and LANDLORD do not agree to extend the term of this Lease, then TENANT shall have the option to purchase the Option Personal Property at the end of the initial term (whether it expires on the Expiration Date or on an earlier date pursuant to the provisions of Paragraph 51.9 herein) at its fair market value (as reasonably determined by LANDLORD) as of the end of the initial term, minus the discounted value of the prorata portion (as reasonably determined by LANDLORD) of the payments of Base Rent actually made by TENANT for the Option Personal Property under this Lease for the initial term, discounted as of the Commencement Date at the rate of 7%, plus any applicable state or federal sales, use or other similar taxes. If TENANT elects to purchase the Option Personal Property, TENANT shall so notify LANDLORD in writing pursuant to the provisions of Paragraph 23 not earlier than six months and, unless the initial term expires pursuant to Paragraph 51.9 herein, not later than three months before the end of the initial five-year Term of this Lease, and shall pay the full purchase price, plus all applicable taxes, not later than at the time of purchase.

        If TENANT purchases the Option Personal Property, then it shall be subject to the provisions of this Lease regarding TENANT'S property, which include, for example, certain insurance obligations and the obligation to remove it from the Premises at the end of the Lease term. If this option expires or terminates, TENANT shall provide to LANDLORD, upon LANDLORD'S request, such written confirmation of such expiration or termination as LANDLORD may reasonably request.

        If TENANT purchases the Option Personal Property, LANDLORD agrees to convey LANDLORD'S title to the Option Personal Property by a bill of sale whereby LANDLORD covenants with TENANT that the Option Personal Property is free from all encumbrances made by LANDLORD, and that LANDLORD does warrant and will defend the same to TENANT, its successors and assigns, against the lawful claims and demands of all persons claiming by, through, or under LANDLORD, but against none other.

55.     SECURITY INTEREST.

        55.1 OPTION PERSONAL PROPERTY SECURITY INTEREST. TENANT and LANDLORD agree that TENANT is owner of the Option Personal Property in compliance with revised
Article 9 of the UCC and this Lease constitutes a financing of the purchase of the Option Personal Property. TENANT grants LANDLORD a security interest in and lien on all of the Option Personal Property and other property related to such transaction contemporaneously with TENANT'S entering into such transaction with LANDLORD, and LANDLORD shall have all the rights and remedies of a secured party under Revised Article 9 of the UCC as to the Option Personal Property. All of TENANT'S obligations to LANDLORD now existing or hereafter arising under this Lease are secured by all the Option Personal Property leased hereunder and by the security interests created by any present and future agreements executed in connection with any promise to pay any money to LANDLORD or any of its affiliates.

        55.2 OTHER PERSONAL PROPERTY SECURITY INTEREST. TENANT and LANDLORD agree that as to the Personal Property other than the Option Personal Property, this transaction is a true lease, but if this lease transaction as to such personal property is deemed to be a financing transaction for any purpose, TENANT grants LANDLORD a security interest in and lien on all of the Personal Property other than the Option Personal Property and other property related to such transaction contemporaneously with TENANT'S entering into such transaction with LANDLORD, and LANDLORD shall have all the rights of a secured party under Revised Article 9 of the Uniform Commercial Code as to the Personal Property other than the Option Personal Property.

56. POWER OF ATTORNEY. TENANT herby irrevocaby appoints LANDLORD as TENANT'S attorney-in-fact to carry out its obligations herunder, including the administration of insurance policies and proceeds, as well as financing statements, provided however, that unless TENANT is in default of its obligations hereunder, LANDLORD shall give TENANT written notice as soon as practicable after it has taken any action as TENANT'S attorney-in-fact.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: Columbus, Ohio               Executed at: Columbus, Ohio

on: May 24, 2002                          on: May 24, 2002


By LANDLORD:                              By TENANT:

Schuler Incorporated, an Ohio             Quality Products, Inc., a Delaware
corporation                               corporation


By:                                       By:
    --------------------------------          ----------------------------------

Name Printed: Timothy A. McCaughey        Name Printed: Bruce Weaver

Title: President & CEO                    Title: President

Address: 7145 Commerce Boulevard          Address: 560 West Nationwide Boulevard
         Canton, Michigan 48187                    Columbus, Ohio 43215

Telephone: _________________________      Telephone: ___________________________
Facsimile: _________________________      Facsimile: ___________________________

Federal ID No. _____________________      Federal ID No. _______________________

STATE OF OHIO
                        :SS
COUNTY OF FRANKLIN

The foregoing instrument was acknowledged before me this 24th day of May, 2002 by Timothy A, McCaughey, as President & CEO of Schuler Incorporated, an Ohio corporation, on behalf of the corporation.


                                                  ------------------------------
                                                  Notary Public

STATE OF OHIO
                        :SS
COUNTY OF FRANKLIN

The foregoing instrument was acknowledged before me this 24th day of May, 2002 by Bruce Weaver, as President of Quality Products, Inc., a Delaware corporation, on behalf of the corporation.


                                            ------------------------------------
                                            Notary Public

                                 EXHIBIT 1.1(A)

        SITUATED IN THE STATE OF OHIO, COUNTY OF FRANKLIN, CITY OF COLUMBUS, AND BEING A PART OF SECTION 4, TOWNSHIP 4, RANGE 22, CONGRESS LANDS AND BEING ALL OF THE 1.28 ACRE TRACT CONVEYED TO THOMAS M. AND MARTHA A. WOLFE OF RECORD IN OFFICIAL RECORDS VOLUME 1385O, F-2O AND A PART OF THE 11,501 ACRE TRACT (TRACT#
1) CONVEYED TO SCHULER LEUKART, INC. OF RECORD IN DEED BOOK 3737; PAGE 842 OF THE FRANKLIN COUNTY RECORDERS OFFICE AND BEING FURTHER DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH LINE OF KINGSTON AVENUE AND THE EAST LINE OF SOUTH THIRD STREET: THENCE WITH THE SAID EAST LINE OF SOUTH THIRD STREET, SOUTH 00 DEGREES 57 MINUTES 25 SECONDS EAST 144 72 FEET (DEED) TO AN EXISTING IRON PIN (3/4 INCH PIPE) AT THE NORTHWEST CORNER OF THE SAID 1.28 ACRE TRACT, SAID POINT BEING THE PLACE OF BEGINNING OF THE TRACT HEREIN INTENDED TO BE DESCRIBED: THENCE WITH THE NORTHERLY LINE OF THE SAID TRACT THE NEXT THREE COURSES AND DISTANCES

1) NORTH 89 & DEGREES 17 MINUTES 58 SECONDS EAST 300.00 FEET TO A POINT. PASSING AN IRON PIN SET AT 165.00 FEET;
2) SOUTH 00 DECREES 57 MINUTES 25 SECONDS EAST 9.18 FEET TO AN IRON PIN SET;
3) NORTH 89 DEGREES 16 MINUTES 11 SECONDS EAST 244.62 FEET TO AN EXISTING IRON PIN (3/4 INCH PIPE - PS6579) ON THE WESTERLY RIGHT-OF-WAY LINE OF THE CHESSIE SYSTEM RAILROAD. PASSING AN EXISTING IRON PIN (3/4 INCH PIPE-PS6579) AT 104.22 FEET; THENCE WITH THE SAID RAILROAD RIGHT-OF-WAY LINE, SOUTH 49 DEGREES 19 MINUTES 10 SECONDS EAST 137 07 FEET TO AN EXISTING IRON PIN (1/2 INCH PIPE); THENCE CONTINUING WITH THE SAID RAILROAD RIGHT-OF-WAY LINE, SOUTH 49 DEGREES 32 MINUTES 54 SECONDS EAST 173.72 FEET TO AN EXISTING IRON PIN (3/4 INCH PIPE); THENCE WITH THE NORTH LINE OF THE HIRSCHVOGEL, INC. TRACT, SOUTH 89 DEGREES 15 MINUTES 40 SECONDS WEST 777.35 FEET TO AN EXISTING P/K NAIL ON THE EAST LINE OF THE SOUTH 3RD STREET, SAID POINT BEING NORTH 00 DEGREES 57 MINUTES 25 SECONDS WEST 170.50 FEET FROM AN EXISTING IRON PIN (1/2 INCH PIPE); THENCE WITH THE
SAID EAST LINE OF SOUTH 3RD STREET, NORTH 00 DEGREES 57 MINUTES 25 SECONDS WEST
214.50 FEET TO THE PLACE OF BEGINNING, PASSING AN IRON PIN SET AT 114,50 FEET.

        CONTAINING 3.175 MORE OR LESS ACRES, SUBJECT TO ALL APPLICABLE
EASEMENTS.

        ALL IRON PINS SET ARE 5/8 INCH X 30 INCH REBAR WITH PLASTIC IDENTIFICATION CAPS (BIEDENBACH PS5718-PS6923).

        BEARINGS ARE BASED ON THE DEED BEARING OF SOUTH 00 DEGREES 57 MINUTES 25 SECONDS EAST ASSIGNED TO THE EAST LINE OF SOUTH 3RD STREET (SURVEY OF A 0.40 ACRE TRACT CONVEYED TO SCHULER, INC.)

I HEREBY CERTIFY TO THE BEST OF MY KNOWLEDGE AND BELIEF THE SURVEY AND DESCRIPTION TO BE CORRECT AS PREPARED BY ME. THIS 12TH DAY OF FEBRUARY 1997.


/s/ W. J. Biedenbach
------------------------------------
W. J. BIEDENBACH
REGISTERED SURVEYOR 5818

[SEAL]

                                 EXHIBIT 1.1(B)

                            LIST OF PERSONAL PROPERTY


I.      CATEGORY 1 (CONSIDERED PART OF THE BUILDING)

        (1) LARGE 50/15 TON CRANE, SERIAL NUMBER 96C1011
        (8) JIB CRANES, 2 TONS CAPACITY, SERIAL NUMBERS J-1 DC19663, J-2 DC19669, J-3 DC19666, J-4 DC19664, J-5 DC19662, J-6 DC19667, J-7 DC14672
        AND J-8 DC19668.
        (1) GANTRY CRANE 15/15 TON-SERIAL NUMBER 31883
        (1) 50/10 TON CRANE
        PAINT BOOTH
        (2) CRANE SPREADER BARS
        SECURITY SYSTEM
        MONORAIL W/AIRHOIST EATON SER. B-A28 1 TON MACHINE SHOP
        BRIDGE ELEC. BUDGET CHAIN SER. 235127 3 TON MACHINE SHOP
        BRIDGE ELEC. C&M CHAIN SER. L775CX 2 TON MACHINE SHOP
        BRIDGE ELEC. BUDGET CHAIN SER. 231985 3 TON MACHINE SHOP
        BRIDGE W/AIRHOIST GARDEN DENVER SER. 75018AA1 1/4 TON MACHINE SHOP BRIDGE ELEC. C&M CHAIN SER, L-492CY 1 TON STOCK ROOM

II      CATEGORY 2 (ALSO SPECIFIED IN ATTACHMENT 54)

        (4) 5 DRAWER STANDARD FILING CABINET BLACK
        (2) 5 DRAWER LATERAL FILE CABINET BLACK
        (2) 3 DRAWER LATERAL FILE CABINET BLACK
        (2) 4 DRAWER LATERAL FILE CABINET BLACK
        (2) 2 DRAWER LATERAL FILE CABINET BLACK
        (3) 4 DRAWER STANDARD FILING CABINET BLACK
        (1) 2 DRAWER STANDARD FILING CABINET BLACK
        (1) 4 DRAWER WIDE FILING CABINET BLACK
        (1) 4 DRAWER STANDARD FILING CABINET BLACK
        (1) BOARD ROOM CREDENZA
        (3) BOOK SHELVE TAN
        (13) BOOK SHELVE BLACK
        (1) BOOK SHELVE TAN AND BLACK
        (2) BOOK SHELVE LARGE BLACK
        (32) DESKS WITH OVERHEAD UNIT
        (2) DESKS WITH NO OVERHEAD
        (7) VARIOUS DESKS IN SHOP AREA

        (1) BOARD ROOM TABLE
        (1) LARGE OPS CONFERENCE TABLE
        (3) RECTANGULAR TABLES ON LEGS
        (1) ROUND TABLE
        (2) LARGE LUNCHROOM TABLES
        (7) OTHER TABLES
        (42) BLUE CHAIRS ON WHEELS
        (30) BLUE CHAIRS ON LEGS
        (10) BLACK LEATHER CHAIRS ON WHEELS
        (2) GREEN CHAIRS
        (3) RECEPTION CHAIRS
        (26) BROWN LUNCHROOM CHAIRS
        (9) OTHER LUNCHROOM CHAIRS
        (16) SHOP AREA CHAIRS

        MULTILINE TELEPHONE SYSTEM

III.    CATEGORY 3

        NONE

                                   EXHIBIT 53

                               MEMORANDUM OF LEASE

        THIS MEMORANDUM OF LEASE is made this ___________ day of ______, ______, by and between Schuler Incorporated, an Ohio corporation having an office at _____________________________________________________________________
________________ ("Landlord"), and Quality Products, Inc., a Delaware corporation, having an office at ________________________________ ("Tenant").

        In consideration of the rents, terms, covenants, and conditions to be performed by Tenant pursuant to a Lease between the parties hereto dated ___________________________________, 2002 (the "Lease"), Landlord hereby leases to Tenant, and Tenant does hereby take and hire from Landlord, certain Leased premises consisting of the premises described in Exhibit A attached hereto ("Premises").

        TO HAVE AND TO HOLD the Premises for a term of five (5) years having a Commencement Date of August 1, 2002, and an Expiration Dated of July 31, 2007, unless the term is terminated sooner pursuant to the terms of the Lease.

        Tenant also has a "Right of First Offer" to purchase the Premises during the term of the Lease, as further provided in the Lease.

        This Memorandum is subject to all of the terms and conditions of the Lease, which is incorporated herein by reference. It is understood by the parties hereto that the Lease constitutes the entire agreement between Landlord an Tenant with respect to the subject matter hereof. This memorandum shall not be construed to modify or amend the Lease in any respect. Capitalized terms used herein shall have the meanings defined in the Lease.

        IN WITNESS WHEREOF, the parties hereto have executed this Memorandum as of the date first above written.

                                            LANDLORD
                                            Schuler Incorporated

                                            By:
                                                --------------------------------
                                            Name Printed:
                                                          ----------------------
                                            Its:
                                                 -------------------------------

                                            TENANT
                                            Quality Products, Inc.


                                            By:
                                                --------------------------------
                                            Name Printed:
                                                          ----------------------
                                            Its:
                                                 -------------------------------

STATE OF _______________
                            :SS
COUNTY OF ______________

The foregoing instrument was acknowledged before me this _________________day of _____________, 2002 by __________________________, as __________________________
of Schuler Incorporated, an Ohio corporation, on behalf of the corporation.


                                                  ------------------------------
                                                  Notary Public

STATE OF _______________
                            :SS
COUNTY OF ______________

The foregoing instrument was acknowledged before me this _______________________ day of ____________, 2002 by _______________________________________________, as
_________________________________________________ of Quality Products, Inc., a
Delaware corporation, on behalf of the corporation.


                                            ------------------------------------
                                            Notary Public

This Instrument Prepared By:

John E. Brady
PORTER, WRIGHT, MORRIS & ARTHUR, LLP
41 South High Street
Columbus, OH 432I5

                                   EXHIBIT 54

                            OPTION PERSONAL PROPERTY

        (4) 5 DRAWER STANDARD FILING CABINET BLACK
        (2) 5 DRAWER LATERAL FILE CABINET BLACK
        (2) 3 DRAWER LATERAL FILE CABINET BLACK
        (2) 4 DRAWER LATERAL FILE CABINET BLACK
        (2) 2 DRAWER LATERAL FILE CABINET BLACK
        (3) 4 DRAWER STANDARD FILING CABINET BLACK
        (1) 2 DRAWER STANDARD FILING CABINET BLACK
        (1) 4 DRAWER WIDE FILING CABINET BLACK
        (1) 4 DRAWER STANDARD FILING CABINET BLACK
        (1) BOARD ROOM CREDENZA
        (3) BOOK SHELVE TAN
        (13) BOOK SHELVE BLACK
        (1) BOOK SHELVE TAN AND BLACK
        (2) BOOK SHELVE LARGE BLACK
        (32) DESKS WITH OVERHEAD UNIT
        (2) DESKS WITH NO OVERHEAD
        (7) VARIOUS DESKS IN SHOP AREA
        (1) BOARD ROOM TABLE
        (1) LARGE OPS CONFERENCE TABLE
        (3) RECTANGULAR TABLES ON LEGS
        (1) ROUND TABLE
        (2) LARGE LUNCHROOM TABLES
        (7) OTHER TABLES
        (42) BLUE CHAIRS ON WHEELS
        (30) BLUE CHAIRS ON LEGS
        (10) BLACK LEATHER CHAIRS ON WHEELS
        (2) GREEN CHAIRS
        (3) RECEPTION CHAIRS
        (26) BROWN LUNCHROOM CHAIRS
        (9) OTHER LUNCHROOM CHAIRS
        (16) SHOP AREA CHAIRS

        MULTILINE TELEPHONE SYSTEM